[CONFORMED COPY]









            GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
                             Depositor


                         GOTTSCHALKS INC.
                             Servicer

                                and

                       BANKERS TRUST COMPANY
                              Trustee


                ___________________________________


                       AMENDED AND RESTATED
                     SERIES 1994-1 SUPPLEMENT

                  Dated as of September 16, 1994

                                to

                  POOLING AND SERVICING AGREEMENT

                    Dated as of March 30, 1994


                ___________________________________


               GOTTSCHALKS CREDIT CARD MASTER TRUST
                           SERIES 1994-1






                          TABLE OF CONTENTS



                                                                 Page



                              ARTICLE I
             Creation of the Series 1994-1 Certificates. . . . . .  1

SECTION 1.01.  Designation . . . . . . . . . . . . . . . . . . . .  1

                             ARTICLE II
                             Definitions . . . . . . . . . . . . .  2

SECTION 2.01.  Definitions . . . . . . . . . . . . . . . . . . . .  2

                             ARTICLE III
                            Servicing Fee. . . . . . . . . . . . . 24

SECTION 3.01.  Servicing Compensation. . . . . . . . . . . . . . . 24

                             ARTICLE IV
                  Rights of Certificateholders and
              Allocation and Application of Collections. . . . . . 24

SECTION 4.01.  Allocations and Distributions . . . . . . . . . . . 24
SECTION 4.02.  Monthly Interest; Unutilized
               Commitment Fee. . . . . . . . . . . . . . . . . . . 42
SECTION 4.03.  Determination of Monthly Principal. . . . . . . . . 45
SECTION 4.04.  Series Accounts . . . . . . . . . . . . . . . . . . 46
SECTION 4.05.  Capitalized Interest Account. . . . . . . . . . . . 48
SECTION 4.06.  Retained Amount Account . . . . . . . . . . . . . . 48
SECTION 4.07.  Prepayment Account; Spread Account;
               Successor Servicer Account. . . . . . . . . . . . . 52
SECTION 4.08.  Deficiency Amount . . . . . . . . . . . . . . . . . 54
SECTION 4.09.  Investor Charge-Offs. . . . . . . . . . . . . . . . 55

                              ARTICLE V
                    Distributions and Reports to
                         Certificateholders. . . . . . . . . . . . 57

SECTION 5.01.  Distributions . . . . . . . . . . . . . . . . . . . 57
SECTION 5.02.  Reports and Statements to
               Certificateholders. . . . . . . . . . . . . . . . . 57

                             ARTICLE VI
                          The Certificates . . . . . . . . . . . . 58

SECTION 6.01.  The Fixed Base Certificates . . . . . . . . . . . . 58
SECTION 6.02.  The Variable Base Certificate . . . . . . . . . . . 58
SECTION 6.03.  Transfer Restrictions . . . . . . . . . . . . . . . 60
SECTION 6.04.  Prepayment of the VBC Invested Amount . . . . . . . 60
SECTION 6.05.  The Subordinated Certificate. . . . . . . . . . . . 61

                             ARTICLE VII
                      Early Amortization Events. . . . . . . . . . 61

SECTION 7.01.  Additional Early Amortization Events. . . . . . . . 61
SECTION 7.02.  Waiver. . . . . . . . . . . . . . . . . . . . . . . 64

                            ARTICLE VIII
                         Optional Repurchase . . . . . . . . . . . 64

SECTION 8.01.  Optional Repurchase . . . . . . . . . . . . . . . . 64

                             ARTICLE IX
                         Final Distributions . . . . . . . . . . . 65

SECTION 9.01.  Final Distributions . . . . . . . . . . . . . . . . 65

                              ARTICLE X
                      Miscellaneous Provisions . . . . . . . . . . 68

SECTION 10.01. Ratification of Agreement; Amendment
               and Restatement of Existing Series
               Supplement. . . . . . . . . . . . . . . . . . . . . 68
SECTION 10.02. Counterparts. . . . . . . . . . . . . . . . . . . . 69
SECTION 10.03. GOVERNING LAW . . . . . . . . . . . . . . . . . . . 69


                              EXHIBITS

EXHIBIT A-1    Form of Fixed Base Certificate
EXHIBIT A-2    Form of Variable Base Certificate
EXHIBIT A-3    Form of Subordinated Certificate
EXHIBIT B      Form of Monthly Distribution Statement
EXHIBIT C      Form of Representation Letter

                              SCHEDULES

SCHEDULE I     List of Accounts

          AMENDED AND RESTATED SERIES 1994-1 SUPPLEMENT dated as of September 16, 1994 (the "Series Supplement"), among GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, a Delaware corporation, as Depositor, GOTTSCHALKS INC., a Delaware corporation, as Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee, amending and restating the Series 1994-1 Supplement, dated as of March 30, 1994 (as amended and supplemented, the "Existing Series Supplement"), among the Depositor, the Servicer and the Trustee.

                              RECITALS

          Section 6.03 of the Pooling and Servicing Agreement, dated as of March 30, 1994 (as amended and supplemented, the "Agreement"), among the Depositor, the Servicer and the Trustee, provides, among other things, that the Depositor may from time to time direct the Trustee to authenticate and deliver, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust and in connection therewith to enter into Series Supplements with the Servicer and the Trustee to provide for the issuance, authentication and delivery of a new Series of Investor Certificates and to specify the Principal Terms thereof. Pursuant to this Series Supplement, the Depositor and the Trustee shall hereby create a new Series of Investor Certificates and specify the Principal Terms thereof.


ARTIC  LE I

                               Creat          ion of the Series 1994-1
 Certificates

          SECTION 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Gottschalks Credit Card Master Trust, Series 1994-1 Certificates". The Series 1994-1 Certificates will be issued in three certificated Classes, the first of which shall be known as the "7.35% Fixed Base Class A-1 Credit Card Certificates, Series 1994-1"; the second of which shall be known as the "Variable Base Class A-2 Credit Card Certificate, Series 1994-1"; and the third of which shall be known as the "Subordinated Certificate, Series 1994-1".

          (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

ARTICLE II

                           Definitions

          SECTION 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings.

          "Accelerated Payment" shall mean, with respect to the Fixed Base Certificates, any FBC Principal Collections that are paid to the Fixed Base Certificateholders prior to the Expected Final Payment Date due to the commencement of the Early Amortization Period (a) on any date on or after August 31, 1997 or (b) as a result of the occurrence of an Early Amortization Event of the type described in Sections 7.01(a), (c), (e), (f), (g) or (j) hereof caused directly or indirectly by (A) the imposition of a Block Period,
(B) the removal of Removed Accounts, (C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and this Series Supplement.

          "Additional Discount Rate" shall mean, as of any Distribution Date, the percentage (expressed as a decimal), calculated in accordance with the following formula:

               Y = ((A - B) x 0.229091)/(C x 12)

where:         Y =  the Additional Discount Rate (expressed as a decimal);
               A = the VBC Interest Rate determined as of the Reset Date immediately preceding such Distribution Date (expressed as a decimal);
               B = the Initial VBC Interest Rate (expressed as a decimal); and
               C = the weighted average monthly payment rate (i.e., the fraction, the numerator of which for a Collection Period is the Investor Principal Collections received during such Collection Period, and the denominator of which is the Required Series Pool Balance in effect during such Collection Period) for the three consecutive Collection Periods preceding such Reset Date (expressed as a decimal).

          "Additional Interest" shall mean with respect to any Distribution Date, the sum of FBC Additional Interest, if any, and VBC Additional Interest, if any.

          "Additional Invested Amounts" shall have the meaning specified in
Section 6.02 hereof.

          "Advance Rate" shall mean 100% minus the Required Subordination Percentage.

          "Allocation Day" shall have the meaning specified in Section 4.01(b) hereof.

          "Assumed Period" shall mean, with respect to each Collection
Period in which the VBC Invested Amount is greater than zero or is expected to be greater than zero, the period from and including the first day of such Collection Period to but excluding the first Distribution Date to occur thereafter.

          "Assumed VBC Invested Amount" shall mean, with respect to any Assumed Period (a) occurring during the VBC Revolving Period, an amount equal to the VBC Invested Amount as of the Distribution Date immediately preceding the commencement of such Assumed Period, provided that if the Servicer has, by the commencement of such Assumed Period, received notice from the Depositor of its intent to (i) draw on the variable base facility evidenced by the Variable Base Certificate, the VBC Invested Amount shall, for purposes of allocation only, be adjusted upward by the amount of such proposed draw or (ii) prepay the VBC Invested Amount, the VBC Invested Amount shall, for purposes of allocation only, be adjusted downward by the amount of such prepayment or (b) occurring during the VBC Controlled Amortization Period or the Early Amortization Period, an amount equal to the VBC Invested Amount as of the Distribution Date immediately preceding the commencement of such Assumed Period.

          "Base Rate" shall mean, as of any date of determination, the sum of the weighted average of the FBC Interest Rate, the VBC Interest Rate, a zero percent interest rate applied to the Subordinated Invested Amount and the VBC Unutilized Commitment Fee as of such date plus the Senior Servicing Fee Rate per annum plus 1% per annum.

          "Calculation Agent" shall mean the Trustee or any other
Calculation Agent selected by the Depositor which is reasonably acceptable to the Trustee.

          "Capitalized Interest Account" shall have the meaning specified in
Section 4.04(a) hereof.

          "Certificates" shall mean, collectively, the Fixed Base
Certificates, the Variable Base Certificate and the Subordinated Certificate.

          "Closing Date" shall mean March 30, 1994.

          "Controlled Amortization Period" shall mean, as the context may require, (a) the FBC Controlled Amortization Period, (b) the VBC Controlled Amortization Period or (c) the FBC Controlled Amortization Period and the VBC Controlled Amortization Period.

          "Discounted Value" shall mean, with respect to any Accelerated Payment, the amount obtained by discounting all Remaining Scheduled Payments with reference to such Accelerated Payment from their respective scheduled due dates to the Distribution Date on which such Accelerated Payment is to be paid in accordance with accepted financial practice and at a discount factor (applied on a monthly basis) equal to the Reinvestment Yield with respect to such Accelerated Payment.

          "Early Amortization Event" shall mean for the Series 1994-1 any Early Amortization Event specified in Section 9.01 of the Agreement, together with any additional Early Amortization Event specified in Section 7.01 hereof.

          "Exchangeable Holder's FBC Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Series Principal FBC Collections and Series Principal SC (FBC Component) Collections during the FBC Revolving Period, or (b) the Fixed/Floating Allocation FBC Percentage, when used with respect to Series Principal FBC Collections and Series Principal SC (FBC Component) Collections during the FBC Controlled Amortization Period and the Early Amortization Period, provided that in any case the Exchangeable Holder's FBC Percentage shall not be less than zero.

          "Exchangeable Holder's Percentage" shall mean 100% minus the Floating Allocation Percentage, provided that in any case the Exchangeable Holder's Percentage shall not be less than zero.

          "Exchangeable Holder's VBC Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Series Principal VBC Collections and Series Principal SC (VBC Component) Collections during the VBC Revolving Period, or (b) the Fixed/Floating Allocation VBC Percentage, when used with respect to Series Principal VBC Collections and Series Principal SC (VBC Component) Collections during the VBC Controlled Amortization Period and the Early Amortization Period, provided that in any case the Exchangeable Holder's VBC Percentage shall not be less than zero.

          "Expected Final Payment Date" shall mean the September 1999 Distribution Date.

          "FBC Additional Interest" shall have the meaning specified in
Section 4.02(a) hereof.

          "FBC Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

          "FBC Carryover Interest" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any FBC Monthly Interest previously due but not distributed on the Fixed Base Certificates on a prior distribution date, (b) to the extent permitted under applicable law, the amount of any FBC Additional Interest to accrue during the Related Interest Period and (c) the amount of any FBC Additional Interest previously due but not distributed on the Fixed Base Certificates on a prior Distribution Date.

          "FBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections 4.01(d)(i)(A)(2) and 4.01(d)(i)(B)(3) hereof less amounts withdrawn therefrom in accordance with
Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(b) hereof.

          "FBC Controlled Amortization Period" shall mean, unless the Early Amortization Period shall have commenced prior thereto, the period commencing on the day immediately following the last day of the FBC Revolving Period, and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to the Fixed Base Certificateholders of the FBC Invested Amount and (c) the Series Termination Date.

          "FBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the FBC Controlled Amortization Period, an amount equal to one-twelfth (1/12th) of the principal balance of the FBC Invested Amount as of the September 1998 Distribution Date (after giving effect to any changes in the FBC Invested Amount occurring on or prior to such date).

          "FBC Deficiency Amount" shall have the meaning specified in
Section 4.08(a) hereof.

          "FBC Interest Rate" shall mean, with respect to any Interest
Period and the Fixed Base Certificates, a fixed interest rate per annum equal to 7.35%.

          "FBC Interest Shortfall" shall have the meaning specified in
Section 4.02(a) hereof.

          "FBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) the Initial FBC Invested Amount, minus, (b) the amount of principal payments made to the Fixed Base Certificateholders in respect of the FBC Invested Amount prior to such date, and minus, (c) the amount, if any, by which the aggregate amount of FBC Investor Charge-Offs exceed the FBC Investor Charge-Offs reimbursed pursuant to Section 4.09(a) hereof prior to such date.

          "FBC Investor Charge-Offs" shall have the meaning specified in
Section 4.09(a) hereof.

          "FBC Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Default Amount for the Related Collection Period and (b) the FBC Allocation Percentage for such Related Collection Period.

          "FBC Investor Percentage" shall mean, with respect to any Allocation Day, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the preceding Business Day and the denominator of which is the Invested Amount as of such preceding Business Day.

          "FBC Monthly Interest" shall have the meaning specified in Section 4.02(a) hereof.

          "FBC Monthly Principal" shall have the meaning specified in
Section 4.03(a) hereof.

          "FBC Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day, or (b) during any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the last day of the FBC Revolving Period ended immediately prior to such Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

          "FBC Principal Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal FBC Collections for such day minus the amount of Series Principal FBC Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(ii) hereof.

          "FBC Revolving Period" shall mean the period beginning at the opening of business on the Cut-Off Date and ending on the earlier of (a) the last day of the Collection Period ending on August 31, 1998 and (b) the close of business on the Business Day immediately preceding the day on which the Early Amortization Period commences.

          "Fixed Base Certificates" shall have the meaning specified in
Section 6.01 hereof.

          "Fixed Base Certificateholder" shall mean, with respect to any Fixed Base Certificate on any date, the Person in whose name such Fixed Base Certificate is registered on such date.

          "Fixed/Floating Allocation FBC Percentage" shall mean, with respect to any Collection Period during the FBC Controlled Amortization Period and the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series Pool Balance as of the last day of the FBC Revolving Period and the denominator of which is the Series Pool Balance as of the last day of the immediately preceding Collection Period in respect of which the Fixed/Floating Allocation FBC Percentage is being determined.

          "Fixed/Floating Allocation VBC Percentage" shall mean, with respect to any Collection Period during the VBC Controlled Amortization Period and the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series Pool Balance as of the last day of the VBC Revolving Period and the denominator of which is the Series Pool Balance as of the last day of the immediately preceding Collection Period in respect of which the Fixed/Floating Allocation VBC Percentage is being determined.

          "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series Pool Balance as of the last day of the immediately preceding Collection Period and the denominator of which is the Series Pool Balance as of such last day; provided, however, that, with respect to the first Collection Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the sum of the Initial FBC Invested Amount and the Initial Subordinated Invested Amount, and the denominator of which is the Series Pool Balance as of the Cut-Off Date.

          "Initial FBC Invested Amount" shall mean $40,000,000.

          "Initial Subordinated Invested Amount" shall mean $7,619,048.

          "Initial VBC Interest Rate" shall mean the VBC Interest Rate applicable to the purchase of the initial Additional Invested Amount.

          "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Invested Amount" shall mean, as of any date, an amount equal to the sum of (a) the FBC Invested Amount as of such date and (b) the VBC Invested Amount as of such date.

          "Investor Default Amount" shall mean, with respect to any Determination Date, an amount equal to the product of (a) the Defaulted Amount for the Related Collection Period, (b) the Floating Allocation Percentage for the Related Collection Period and (c) the Series 1994-1 Allocation Percentage for the Related Collection Period.

          "Investor Finance Charge Collections" shall mean, as of any Allocation Day, the product of (a) the amount of Series Finance Charge Collections received since the beginning of the preceding Business Day and (b) the Floating Allocation Percentage for the then current Collection Period.

          "Investor Investment Proceeds" shall mean, with respect to any Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series Accounts, together with an amount equal to the Series Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited as of such date to the Collection Account pursuant to Section 4.02 of the Agreement.

          "Investor Principal Collections" shall mean, for any day or period, the sum of (a) the FBC Principal Collections, (b) the VBC Principal Collections, (c) the Subordinated Principal (FBC Component) Collections, and
(d) the Subordinated Principal (VBC Component) Collections, in each case, determined for such day or period, as the case may be.

          "LIBOR" shall mean, with respect to any Interest Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the first day of such Interest Period which appears on the Reuters Screen LIBO Page as of approximately 11:00 a.m., London time, on the related Reset Date. If fewer than two such quotations appear, LIBOR with respect to such Interest Period will be determined at approximately 11:00 a.m., London time, on such Reset Date on the basis of the rate at which deposits in United States dollars having the Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent and in a principal amount equal to an amount of not less than U.S. $500,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean (rounded upwards as aforesaid) of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately 11:00 a.m., New York City time, on the applicable Reset Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $500,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.

          "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Make Whole Premium" shall mean, with respect to any Accelerated Payment, the excess, if any, of the Discounted Value with respect to such Accelerated Payment over such Accelerated Payment. The Make Whole Premium shall never be less than zero.

          "Maximum Available VBC Invested Amount" shall mean, as of any Distribution Date during the VBC Revolving Period, an amount equal to the lesser of (a) the difference between (i) the product of the Series Pool Balance on such date and the Advance Rate on such date and (ii) the sum of the FBC Invested Amount on such date (after giving effect to any changes therein on such Distribution Date) and the balance of the Retained Amount Account on such date, and (b) $15,000,000, provided that in no event shall the Maximum Available VBC Invested Amount be less than zero.

          "Maximum Monthly Senior Servicing Fee" shall mean, as of any day during an Assumed Period, an amount equal to one-twelfth of the product of (a) the Senior Servicing Fee Rate and (b) the sum of the FBC Invested Amount for the current Collection Period, the Assumed VBC Invested Amount for the current Collection Period and the Subordinated Invested Amount for the current Collection Period.

          "Maximum Monthly Subordinated Servicing Fee" shall mean, as of any day during an Assumed Period, an amount equal to one-twelfth of the product of
(a) the Subordinated Servicing Fee Rate and (b) the sum of the FBC Invested Amount for the current Collection Period, the Assumed VBC Invested Amount for the current Collection Period and the Subordinated Invested Amount for the current Collection Period.

          "Maximum VBC Interest Rate" shall mean a rate per annum equal to twelve percent (12%).

          "Maximum VBC Monthly Interest" shall mean, as of any day during an Assumed Period, an amount equal to the product of (a) the Assumed VBC Invested Amount for the then current Collection Period, (b) the Maximum VBC Interest Rate and (c) a fraction, the numerator of which is the actual number of days contained in the Interest Period commencing immediately after such Assumed Period, and the denominator of which is 360.

          "Maximum VBC Subordinated Invested Amount" shall mean, as of any date of determination, an amount equal to (a) $2,857,143, minus, (b) the amount, if any, by which the aggregate amount of Subordinated Investor (VBC) Charge-Offs exceeds the Subordinated Investor (VBC) Charge-Offs reimbursed pursuant to Sections 4.01(c)(vii)(B), 4.01(d)(iv)(A)(3) and 4.01(d)(iv)(B)(3)
hereof prior to such date, minus, (c) the amount of any reallocation of Subordinated Principal (VBC Component) Collections made pursuant to Sections 4.01(d)(iv)(A)(1), 4.01(d)(iv)(B)(1) and 4.01(d)(iv)(C)(1) hereof prior to such date, plus, (d) the amount of any reallocations made pursuant to Section 4.01(e)(iii)(B) prior to such date.

          "Maximum VBC Unutilized Commitment Fee" shall mean, as of any day during an Assumed Period, an amount equal to the product of (a) the difference between (i) $15,000,000 and (ii) the Assumed VBC Invested Amount for the then current Collection Period, (b) 3/8ths of 1% per annum (based on a year of 365 days or 366 days, as the case may be) and (c) a fraction, the numerator of which is the number of days in the Interest Period commencing immediately after such Assumed Period, and the denominator of which is the number of days in the then current calendar year.

          "Minimum Depositor Interest" shall mean, with respect to the Series 1994-1, the Subordinated Invested Amount.

          "Monthly Senior Servicing Fee" shall mean, with respect to any Distribution Date, five-sixths (5/6ths) of the Monthly Servicing Fee for the Related Collection Period.

          "Monthly Servicing Fee" shall have the meaning specified in
Section 3.01 hereof.

          "Monthly Subordinated Servicing Fee" shall mean, with respect to any Distribution Date, one-sixth (1/6th) of the Monthly Servicing Fee for the Related Collection Period.

          "Portfolio Yield" shall mean, with respect to any Collection
Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the amount of Investor Finance Charge Collections allocated to the Certificates during the Related Collection Period calculated on a cash basis, minus the Investor Default Amount with respect to such Collection Period and
(b) the denominator of which is the Required Series Pool Balance as of the last day of the Related Collection Period.

          "Preceding Collection Period" shall mean, with respect to any Distribution Date, the Collection Period ended on the last day of the second calendar month preceding such date.

          "Prepayment Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Prepayment Amount" shall have the meaning specified in Section
6.04 hereof.

          "Prepayment Date" shall have the meaning specified in Section 6.04 hereof.

          "Prepayment Notice" shall have the meaning specified in Section
6.04 hereof.

          "Projected Make Whole Premium" shall mean, for purposes of allocating Investor Finance Charge Collections only during a Collection Period, an assumed calculation of the Make Whole Premium calculated as of the first day of such Collection Period and assuming that (a) the Accelerated Payment for such calculation is equal to the highest aggregate monthly FBC Principal Collections during the three immediately preceding Collection Periods and (b) that the Reinvestment Yield is equivalent to the Reinvestment Yield calculated as of such first day.

          "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Invested Amount on such Distribution Date, (b) accrued and unpaid interest on the unpaid principal balances of the Certificates (calculated on the basis of the outstanding principal balance of the Fixed Base Certificates and Variable Base Certificate at the FBC Interest Rate and VBC Interest Rate, respectively, through the day preceding such Distribution Date), and (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed on the Certificates on a prior Distribution Date.

          "Reinvestment Yield" shall mean, with respect to any Accelerated Payment, the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. New York City time on the Business Day next preceding the Distribution Date on which such Accelerated Payment is to be made, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal or closest to the Remaining Average Life of such Accelerated payment as of such Distribution Date, plus 0.5% per annum, or
(b) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day preceding the Distribution Date on which such Accelerated Payment is to be made, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Accelerated Payment as of such Distribution Date, plus 0.5% per annum. Such implied yield shall be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between reported yields.

          "Related Collection Period" shall mean, with respect to any Distribution Date, the Collection Period ended on the last day of the calendar month preceding such date.

          "Related Distribution Date" shall mean, with respect to any day during a Collection Period, the Distribution Date following the end of such Collection Period.

          "Related Interest Period" shall mean, with respect to (a) any Distribution Date, the Interest Period ended on the preceding day, and (b) any Collection Period, the Interest Period which commences during such Collection Period.

          "Remaining Average Life" shall mean, with respect to the Fixed
Base Certificates at any time of determination after the commencement of the Early Amortization Period, the number of years obtained by dividing the then Remaining Dollar-Years of the Fixed Base Certificates by the FBC Invested Amount at such time. The term "Remaining Dollar-Years" means the amount obtained by (a) multiplying (i) the amount of each remaining payment with respect to the Fixed Base Certificates, assuming that such payments are made in the FBC Controlled Distribution Amounts (using the FBC Invested Amount at the time the Early Amortization Period commenced in order to calculate such FBC Controlled Distribution Amounts) over the notional twelve month FBC Controlled Amortization Period, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between the date as of which the calculation is made and each Distribution Date during the notional FBC Controlled Amortization Period and (b) totalling all the products obtained in clause (a).

          "Remaining Scheduled Payments" shall mean, with reference to any Accelerated Payment, the sum of (a) all payments of interest thereon at the FBC Interest Rate that would be due on or after the Distribution Date on which such Accelerated Payment is to be made if no payment of such Accelerated Payment were made prior to the Expected Final Payment Date and (b) the amount of such Accelerated Payment.

          "Required Series Pool Balance" shall mean, as of any date of determination, the sum of (a) the Invested Amount on such date and (b) the Subordinated Invested Amount on such date. Notwithstanding the foregoing, if the Depositor desires to cause a new Series of Investor Certificates to be issued pursuant to Section 6.03 of the Agreement at any time during the VBC Revolving Period, for purposes of the Excess Balance Test only, "Required Series Pool Balance" shall mean, as of any date of determination, the sum of
(a) the FBC Invested Amount on such date, (b) the Maximum Available VBC Invested Amount on such date and (c) the Subordinated Invested Amount on such date.

          "Required Subordination Percentage" shall mean sixteen percent
(16%).

          "Reset Date" shall mean the second London Business Day preceding the first day of each Interest Period.

          "Retained Amount Account" shall have the meaning specified in
Section 4.04(a) hereof.

          "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Senior Investor Default Holdback Amount" shall mean, with respect to (a) any Collection Period (other than the initial Collection Period), the product of (i) the greater of (A) the Investor Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the product of (1) the highest default rate (i.e., a fraction, the numerator of which is the Defaulted Amount for a Collection Period, and the denominator of which is the aggregate Principal Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve Collection Periods, owned by Gottschalks)) for any of the twelve consecutive Collection Periods preceding such Collection Period, (2) the aggregate amount of the Principal Receivables owned by the Trust as of the first day of such Collection Period, (3) the Series Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation Percentage for such Collection Period, and (ii) a fraction the numerator of which is the Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, in effect for such Collection Period and (b) the initial Collection Period, $10,231.40.

          "Senior Servicing Fee Rate" shall mean, with respect to the Certificates, two and one-half percent (2.5%).

          "Series Accounts" shall have the meaning specified in Section 4.04(a) hereof.

          "Series Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the Related Collection Period, and (b) the Series 1994-1 Allocation Percentage for the Related Collection Period.

          "Series Finance Charge Collections" shall mean, with respect to the aggregate amount of Finance Charge Collections deposited in the Collection Account on any date, that portion allocated to the Series 1994-1 in accordance with Section 4.04 of the Agreement.

          "Series Issuance Date" shall mean March 30, 1994.

          "Series 1994-1" shall mean the Series of Investor Certificates and the Subordinated Certificate created pursuant to this Series Supplement.

          "Series 1994-1 Allocation Percentage" shall mean, for any Collection Period, the Series Allocation Percentage for the Series 1994-1 as calculated for such Collection Period in accordance with the Agreement.

          "Series Pool Balance" shall mean, as of any date of determination, the product of (a) the Pool Balance as of such date and (b) the Series 1994-1 Allocation Percentage for such date.

          "Series Principal Collections" shall mean, with respect to the aggregate amount of Principal Collections received since the beginning of the preceding Business Day, that portion allocated to the Series 1994-1 in accordance with Section 4.04 of the Agreement.

          "Series Principal FBC Collections" shall mean, for each Allocation Day, an amount equal to the product of (a) the amount of the Series Principal Collections received since the beginning of the preceding Business Day and (b) the FBC Principal Allocation Percentage in effect on such Allocation Day.

          "Series Principal SC Collections" shall mean, for each Allocation Day, an amount equal to the product of (a) the amount of the Series Principal Collections received since the beginning of the preceding Business Day and (b) the Subordinated Principal Allocation Percentage in effect on such Allocation Day.

          "Series Principal SC (FBC Component) Collections" shall mean, for any Allocation Day occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization Period, the product of (i) the Series Principal SC Collections for such day and (ii) the FBC Investor Percentage as of such day, or (b) during any Controlled Amortization Period or Early Amortization Period, the product of (i) the Series Principal SC Collections for such day and (ii) the FBC Investor Percentage as of the last day of the Revolving Period ended immediately prior to such Allocation Day.

          "Series Principal SC (VBC Component) Collections" shall mean, for any Allocation Day occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization Period, the product of (i) the Series Principal SC Collections for such day and (ii) the VBC Investor Percentage as of such day, or (b) during any Controlled Amortization Period or Early Amortization Period, the product of (i) the Series Principal SC Collections for such day and (ii) the VBC Investor Percentage as of the last day of the Revolving Period ended immediately prior to such Allocation Day.

          "Series Principal VBC Collections" shall mean, for each Allocation Day, an amount equal to the product of (a) the amount of the Series Principal Collections received since the beginning of the preceding Business Day and (b) the VBC Principal Allocation Percentage in effect on such Allocation Day.

          "Series Termination Date" shall mean the March 2000 Distribution
Date.

          "Servicing Fee Rate" shall mean, with respect to the Certificates, three percent (3%).

          "Spread Account" shall have the meaning specified in Section 4.04(a) hereof.

          "Spread Requirement" shall mean, with respect to any Collection Period commencing with the third full Collection Period, zero unless the Portfolio Yield for the two preceding Collection Periods was less than 0.5% per annum in excess of the Base Rate for such preceding Collection Periods, in which case "Spread Requirement" shall mean the amount, if any, by which
(a) the sum, for the Preceding Collection Period, of the amounts, described in Sections 4.01(c)(i) and 4.01(c)(ii) hereof exceeds (b) the amount on deposit in the Spread Account at the beginning of such Collection Period.

          "Standby Servicer" shall mean Bankers Trust Company or such other party as may be appointed by the Trustee to stand ready to act as a Successor Servicer in the event that Gottschalks is removed as Servicer.

          "Subordinated Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction the numerator of which is the Subordinated Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

          "Subordinated Certificate" shall have the meaning specified in
Section 6.05 hereof.

          "Subordinated Component (FBC)" shall mean, as of any time of determination, in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections 4.01(d)(iii)(A)(4) and 4.01(d)(iii)(B)(4) hereof less amounts withdrawn therefrom in accordance with
Section 4.06.

          "Subordinated Component (VBC)" shall mean, as of any time of determination, in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections 4.01(d)(iv)(A)(4) and 4.01(d)(iv)(B)(4) hereof less amounts withdrawn therefrom in accordance with
Section 4.06.

          "Subordinated Invested Amount" shall mean, as of any date of determination, the sum of the Subordinated Invested Amount (FBC Component) and the Subordinated Invested Amount (VBC Component), in each case, as of such date.

          "Subordinated Invested Amount (FBC Component)" shall mean, as of any date of determination, an amount equal to (a) the Initial Subordinated Invested Amount, minus, (b) the amount, if any, by which the aggregate amount of Subordinated Investor (FBC) Charge-Offs exceeds the Subordinated Investor
(FBC) Charge-Offs reimbursed pursuant to Sections 4.01(c)(vii)(A), 4.01(d)(iii)(A)(3), 4.01(d)(iii)(B)(3) and 4.01(d)(iii)(C)(2) hereof prior to such date, minus, (c) the amount of any reallocation of Subordinated Principal (FBC Component) Collections made pursuant to Sections 4.01(d)(iii)(A)(1), 4.01(d)(iii)(B)(1) and 4.01(d)(iii)(C)(1) hereof prior to such date, plus, (d) the amount of any reallocations made pursuant to Section 4.01(e)(iii)(A) prior to such date, and minus, (e) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated Invested Amount (FBC Component) pursuant to Sections 4.01(d)(iii)(C)(3), 9.01(b)(ii)(C), 9.01(c)(ii)(C) and 9.01(d)(ii)(C) prior to such date, provided that at no time shall the Subordinated Invested Amount (FBC Component) be less than zero.

          "Subordinated Invested Amount (VBC Component)" shall mean, as of any date of determination, an amount equal to (a) the product of (i) a fraction, the numerator of which is 16, and the denominator of which is 84 and
(ii) each Additional Invested Amount purchased by the Variable Base Certificateholder prior to such date, minus, (b) the product of (i) a fraction, the numerator of which is 16, and the denominator of which is 84 and
(ii) the amount of each reduction of the VBC Invested Amount made in accordance herewith, minus, (c) the amount, if any, by which the aggregate amount of Subordinated Investor (VBC) Charge-Offs exceeds the Subordinated Investor (VBC) Charge-Offs reimbursed pursuant to Sections 4.01(c)(vii)(B), 4.01(d)(iv)(A)(3), 4.01(d)(iv)(B)(3) and 4.01(d)(iv)(C)(2) hereof prior to such date, minus, (d) the amount of any reallocation of Subordinated Principal (VBC Component) Collections made pursuant to Sections 4.01(d)(iv)(A)(1), 4.01(d)(iv)(B)(1) and 4.01(d)(iv)(C)(1) hereof prior to such date, plus, (e) the amount of any reallocations made pursuant to Section 4.01(e)(iii)(B) prior to such date, and minus, (f) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated Invested Amount (VBC Component) pursuant to Sections 4.01(d)(iv)(C)(3), 9.01(b)(ii)(D), 9.01(c)(ii)(D) and 9.01(d)(ii)(D) prior to such date, provided that at no time shall the Subordinated Invested Amount (VBC Component) be less than zero or greater than the Maximum VBC Subordinated Invested Amount at such time.

          "Subordinated Investor Default Holdback Amount" shall mean, with respect to (a) any Collection Period (other than the initial Collection Period), the product of (i) the greater of (A) the Investor Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the product of (1) the highest default rate (i.e., a fraction, the numerator of which is the Defaulted Amount for a Collection Period, and the denominator of which is the aggregate Principal Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve Collection Periods, owned by Gottschalks)) for any of the twelve consecutive Collection Periods preceding such Collection Period, (2) the aggregate amount of the Principal Receivables owned by the Trust as of the first day of such Collection Period, (3) the Series Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation Percentage for such Collection Period, and (ii) a fraction, the numerator of which is the Subordinated Invested Amount and the denominator of which is the Required Series Pool Balance, in each case, in effect for such Collection Period and
(b) the initial Collection Period, $1,948.84.

          "Subordinated Investor (FBC) Charge-Offs" shall have the meaning specified in Section 4.09(c) hereof.

          "Subordinated Investor (VBC) Charge-Offs" shall have the meaning specified in Section 4.09(d) hereof.

          "Subordinated Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day, or (b) during any Controlled Amortization Period or the Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Invested Amount as of the last day of the Revolving Period ended immediately prior to such Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

          "Subordinated Principal (FBC Component) Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal SC (FBC Component) Collections for such day minus the amount of Series Principal SC (FBC Component) Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(iv) hereof.

          "Subordinated Principal (VBC Component) Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal SC (VBC Component) Collections for such day minus the amount of Series Principal SC (VBC Component) Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(v) hereof.

          "Subordinated Reduction (FBC)" shall have the meaning specified in
Section 4.09(a) hereof.

          "Subordinated Reduction (VBC)" shall have the meaning specified in
Section 4.09(b) hereof.

          "Subordinated Servicing Fee Rate" shall mean, with respect to the Certificates, one-half of one percent (0.5%).

          "Successor Servicer Account" shall have the meaning specified in
Section 4.04(a) hereof.

          "Variable Base Certificate" shall have the meaning specified in
Section 6.02 hereof.

          "Variable Base Certificateholder" shall mean, with respect to the Variable Base Certificate on any date, the Person in whose name the Variable Base Certificate is registered on such date.

          "VBC Additional Interest" shall have the meaning specified in
Section 4.02(b) hereof.

          "VBC Additional Unutilized Commitment Fee" shall have the meaning specified in Section 4.02(c) hereof.

          "VBC Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

          "VBC Carryover Interest" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any VBC Monthly Interest previously due but not distributed on the Variable Base Certificate on a prior distribution date, (b) to the extent permitted under applicable law, the amount of any VBC Additional Interest to accrue during the Related Interest Period and (c) the amount of any VBC Additional Interest previously due but not distributed on the Variable Base Certificate on a prior Distribution Date.

          "VBC Carryover Unutilized Commitment Fee" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any VBC Unutilized Commitment Fee previously due but not distributed to the Holder of the Variable Base Certificate on a prior Distribution Date, (b) to the extent permitted under applicable law, the amount of any VBC Additional Unutilized Commitment Fee to accrue during the Related Interest Period and (c) the amount of any VBC Additional Unutilized Commitment Fee due but not distributed to the Holder of the Variable Base Certificate on a prior Distribution Date.

          "VBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections 4.01(d)(ii)(A)(2) and 4.01(d)(ii)(B)(2) hereof less amounts withdrawn therefrom in accordance with
Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(c) hereof.

          "VBC Controlled Amortization Period" shall mean, unless the Early Amortization Period shall have commenced prior thereto, the period commencing on the day immediately following the last day of the VBC Revolving Period, and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to the Variable Base Certificateholder of the VBC Invested Amount and (c) the Series Termination Date.

          "VBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the VBC Controlled Amortization Period,
(i) if the VBC Revolving Period ends on the last day of the Collection Period ending on October 31, 1996, an amount equal to one-sixth (1/6th) of the principal balance of the Variable Base Certificate as of the November 1996 Distribution Date (after giving effect to any changes in the VBC Invested Amount on such date) or (ii) if the VBC Revolving Period ends on the last day of the Collection Period ending on August 31, 1998, an amount equal to one-twelfth (1/12th) of the principal balance of the Variable Base Certificate as of the September 1998 Distribution Date (after giving effect to any changes in the VBC Invested Amount on such date).

          "VBC Deficiency Amount" shall have the meaning specified in
Section 4.08(b) hereof.

          "VBC Interest Rate" shall mean, with respect to any Interest
Period and the Variable Base Certificate, the lesser of (a) the interest rate for such Interest Period determined in accordance with the terms of the Variable Base Certificate and (b) the Maximum VBC Interest Rate.

          "VBC Interest Shortfall" shall have the meaning specified in
Section 4.02(b) hereof.

          "VBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) $0, plus, (b) the aggregate principal amount of any Additional Invested Amounts purchased by the Holder of the Variable Base Certificate on or prior to such date, minus, (c) the amount of principal payments made to the Variable Base Certificateholder prior to such date, and minus, (d) the amount, if any, by which the aggregate amount of VBC Investor Charge-Offs exceeds the VBC Investor Charge-Offs reimbursed pursuant to
Section 4.09(b) hereof prior to such date.

          "VBC Investor Charge-Offs" shall have the meaning specified in
Section 4.09(b) hereof.

          "VBC Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Default Amount for the Related Collection Period and (b) the VBC Allocation Percentage for such Related Collection Period.

          "VBC Investor Percentage" shall mean, with respect to any Allocation Day, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the preceding Business Day and the denominator of which is the Invested Amount of such preceding Business Day.

          "VBC Monthly Interest" shall have the meaning specified in Section 4.02(b) hereof.

          "VBC Monthly Principal" shall have the meaning specified in
Section 4.03(b) hereof.

          "VBC Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day, or (b) during any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the last day of the Revolving Period ended immediately prior to such Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

          "VBC Principal Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal VBC Collections for such day minus the amount of Series Principal VBC Collections distributed to the Holder of the Exchangeable Certificate on such day in accordance with Section 4.01(b)(iii) hereof.

          "VBC Revolving Period" shall mean the period beginning at the opening of business on September 16, 1994 and ending on the earlier of (a) the last day of the Collection Period ending on October 31, 1996 or, if the Variable Base Certificateholder has consented to a later date in accordance with Section 6.02(f) hereof, the last day of the Collection Period ending on August 31, 1998 and (b) the close of business on the Business Day immediately preceding the day on which the Early Amortization Period commences.

          "VBC Unutilized Commitment Fee" shall mean, with respect to any Distribution Date, either (a) during the VBC Revolving Period, an amount equal to the aggregate, for each day during the Related Interest Period (or, in the case of the first Distribution Date following the date on which the Variable Base Certificate is authenticated by the Trustee and delivered to the Variable Base Certificateholder, the period from and including the date of authentication and delivery to and including the day immediately preceding such Distribution Date), of the product of (i) the difference between $15,000,000 and the VBC Invested Amount on such day, (ii) the per annum rate (based on a year of 365 days or 366 days, as the case may be) set forth in the Variable Base Certificate and (iii) a fraction, the numerator of which is the number of days in the Related Interest Period, and the denominator of which is the number of days in the then current calendar year or (b) during the VBC Controlled Amortization Period or Early Amortization Period, zero.

          "VBC Unutilized Commitment Fee Shortfall" shall have the meaning specified in Section 4.02(c) hereof.

          (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to the Certificates, Duff & Phelps and Fitch.

          (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in this Section 2.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

          (e) References herein to "Collections received" shall be deemed to include Collections received and processed as to principal and finance charges and shall not include unprocessed Collections (i.e., Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).


ARTICLE III

                           Servicing Fee

          SECTION 3.01. Servicing Compensation. The monthly servicing fee hereunder (the "Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date occurring prior to the earlier of the first Distribution Date following the Series Termination Date and the first Distribution Date on which the Invested Amount and the Subordinated Invested Amount are both zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Required Series Pool Balance in effect during the Related Collection Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $3,968.26. In no event shall the Trust, the Trustee, the Fixed Base Certificateholders, the Variable Base Certificateholder or the Holder of the Subordinated Certificate be liable for any other servicing fee. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

ARTIC  LE IV

                               Right               s of Certificateholders and
Alloc          ation and Application of Collections

          SECTION 4.01.  Allocations and Distributions.

          (a) General. Series Finance Charge Collections, Series Principal Collections and Series Default Amounts, as they relate to the Certificates and the Exchangeable Certificate, shall be allocated and distributed as set forth in this Article IV. If an amount is to be allocated between, or paid to, the Fixed Base Certificateholders and the Variable Base Certificateholder, and the amount in question is not sufficient to fully satisfy the Fixed Base Certificateholders and the Variable Base Certificateholder, then, unless the context otherwise requires, such amount shall be allocated or paid to the Fixed Base Certificateholders according to the FBC Investor Percentage then in effect and to the Variable Base Certificateholder according to the VBC Investor Percentage then in effect.

          (b) Distribution of Collections to the Holder of the Exchangeable Certificate. At the beginning of each Business Day (an "Allocation Day"), the Servicer shall cause the Trustee to withdraw from the Collection Account and distribute to the Holder of the Exchangeable Certificate (i) an amount equal to the product of (A) the Exchangeable Holder's Percentage in effect on such day and (B) the amount of Series Finance Charge Collections received since the beginning of the preceding Business Day,
(ii) an amount equal to the product of (A) the Exchangeable Holder's FBC Percentage in effect on such day and (B) the amount of Series Principal FBC Collections received since the beginning of the preceding Business Day, (iii) an amount equal to the product of (A) the Exchangeable Holder's VBC Percentage in effect on such day and (B) the amount of Series Principal VBC Collections received since the beginning of the preceding Business Day, (iv) an amount equal to the product of (A) the Exchangeable Holder's FBC Percentage in effect on such day and (B) the amount of Series Principal SC (FBC Component) Collections received since the beginning of the preceding Business Day, and
(v) an amount equal to the product of (A) the Exchangeable Holder's VBC Percentage in effect on such day and (B) the amount of Series Principal SC (VBC Component) Collections received since the beginning of the preceding Business Day. On each Distribution Date, the Servicer shall allocate to the Holder of the Exchangeable Certificate an amount equal to the product of (x) the Exchangeable Holder's Percentage in effect on such date and (y) the amount of Series Default Amount for the Related Collection Period.

          (c) Allocation of Investor Finance Charge Collections. At the beginning of each Allocation Day, the Servicer shall allocate Investor Finance Charge Collections received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

           (i) first, (1) if such Allocation Day falls within an Assumed Period, unless an amount equal to the Maximum Monthly Senior Servicing Fee for the current Collection Period, plus any previously unpaid Monthly Senior Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, or (2) if such Allocation Day falls outside of an Assumed Period, unless an amount equal to the Monthly Senior Servicing Fee for the current Interest Period, plus any previously unpaid Monthly Senior Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (ii) second, (1) if such Allocation Day falls within an Assumed Period, unless an amount equal to the sum of: (A) the FBC Monthly Interest to accrue during the next succeeding Interest Period, plus the amount of any FBC Carryover Interest for such Collection Period, (B) an amount equal to the Maximum VBC Monthly Interest to accrue during the next succeeding Interest Period, plus the amount of any VBC Carryover Interest for such Interest Period, and (C) during the VBC Revolving Period only, an amount equal to the Maximum VBC Unutilized Commitment
    Fee for the next succeeding Interest Period, plus the amount of any VBC Carryover Unutilized Commitment Fee for such Interest Period, is then on deposit in the Collection Account and allocated therefor, or (2) if such Allocation Day falls outside of an Assumed Period, unless an amount equal to the sum of: (A) the FBC Monthly Interest to accrue during the current Interest Period, plus the amount of any FBC Carryover Interest for such Collection Period, (B) an amount equal to the VBC Monthly Interest to accrue during the current Interest Period, plus the amount of any VBC Carryover Interest for such Interest Period, and (C) during the VBC Revolving Period only, an amount equal to the VBC Unutilized Commitment Fee for the current Interest Period, plus the amount of any VBC Carryover Unutilized Commitment Fee for such Interest Period, is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the respective amounts are then on deposit;

         (iii) third, unless an amount equal to the Senior Investor Default Holdback Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (iv) fourth, unless the amount then on deposit in the Spread Account is equal to the Spread Requirement on such Allocation Day, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to such insufficiency and shall be deposited in the Spread Account;

           (v) fifth, unless an amount equal to the sum of (A) all unreimbursed FBC Investor Charge-Offs as of such Allocation Day have been reallocated as FBC Principal Collections and (B) all unreimbursed VBC Investor Charge-Offs as of such Allocation Day have been reallocated as VBC Principal Collections, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be reallocated, respectively, as FBC Principal Collections and VBC Principal Collections until the amounts reallocated equal all unreimbursed FBC Investor Charge-Offs and unreimbursed VBC Investor Charge-Offs; provided, however, that if the amount of Investor Finance Charge Collections remaining on any Allocation Day after making the allocations described in paragraphs (i) through (iv) immediately above is not sufficient to fully satisfy the reallocations required to be made pursuant to this paragraph (v) on such Allocation Day, such remaining Investor Finance Charge Collections shall be reallocated as follows: (x) an amount equal to the product of such remaining Investor Finance Charge Collections and the FBC Investor Percentage shall be reallocated as FBC Principal Collections and applied to reimburse unreimbursed FBC Investor Charge-Offs and (y) an amount equal to the product of such remaining Investor Finance Charge Collections and the VBC Investor Percentage shall be reallocated as VBC Principal Collections and applied to reimburse unreimbursed VBC Charge-Offs;

          (vi) sixth, unless an amount equal to the Subordinated Investor Default Holdback Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections deposited in the Collection Account since the beginning of the Preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

         (vii) seventh, unless an amount equal to (A) all unreimbursed Subordinated Investor (FBC) Charge-Offs as of such Allocation Day has been reallocated as Subordinated Principal (FBC Component) Collections, a portion (based on the FBC Investor Percentage) of all Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be reallocated as Subordinated Principal (FBC Component) Collections; and (B) all unreimbursed Subordinated Investor
    (VBC) Charge-Offs as of such Allocation Day has been reallocated as Subordinated Principal (VBC Component) Collections, a portion (based on the VBC Investor Percentage) of all Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be reallocated as Subordinated Principal (VBC Component) Collections;

             (viii) eighth, if such Allocation Day falls within an Early Amortization Period which commenced (1) on any date on or after August 31, 1997 or (2) as a result of the occurrence of an Early Amortization Event of the type described in Sections 7.01(a), (c), (e), (f), (g) or
    (j) hereof caused directly or indirectly by (A) the imposition of a Block Period, (B) the removal of Removed Accounts, (C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and this Series Supplement, then, unless an amount equal to the Projected Make Whole Premium for the Related Collection Period (together with any Make Whole Premium previously due but not paid on a prior Distribution Date) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit and allocated therefor;

          (ix) ninth, unless (1) if such Allocation Day falls within an Assumed Period, an amount equal to the Maximum Monthly Subordinated Servicing Fee for the current Interest Period, plus any previously unpaid Monthly Subordinated Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, or (2) if such Allocation Day falls outside of an Assumed Period, an amount equal to the Monthly Subordinated Servicing Fee for the current Interest Period, plus any previously unpaid Monthly Subordinated Servicing Fee (but only with respect to the current Servicer) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

           (x) tenth, the balance, if any, of the Investor Finance Charge Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (i) through (ix) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (d) Allocation of Principal Collections. (i) At the beginning of each Allocation Day, the Servicer shall allocate the FBC Principal Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the FBC Revolving
Period:

         (1) first, unless the amount retained in the Collection Account pursuant to Section 4.01(d)(iii)(A)(2) hereof (as of the preceding Business Day), is equal to the amount of all unreimbursed FBC Investor Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

         (2) second, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC Principal Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the FBC Allocation Percentage for such Allocation Day, and (y) the amount of FBC Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

         (3) third, the balance, if any, of FBC Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1) and (2) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (B) if such Allocation Day occurs during the FBC Controlled Amortization Period:

         (1)  first, unless an amount equal to the FBC Controlled
    Distribution Amount is then on deposit in the Collection Account and allocated therefor, FBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

         (2) second, unless the amount retained in the Collection Account pursuant to Section 4.01(d)(iii)(B)(2) hereof (as of the preceding Business Day), is equal to the amount of all unreimbursed FBC Investor Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

         (3) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC Principal Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the FBC Allocation Percentage for such Allocation Day, and (y) the amount of FBC Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

         (4) fourth, the balance, if any, of FBC Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (C)  if such Allocation Day occurs during the Early Amortization
Period:

         (1) first, unless an amount equal to the FBC Invested Amount is then on deposit in the Collection Account and allocated therefor, FBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

         (2) second, the balance, if any, of FBC Principal Collections received since the beginning of the preceding Business Day (after making the allocation described in paragraph (1) above) shall, subject to
    Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (ii) At the beginning of each Allocation Day, the Servicer shall allocate the VBC Principal Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the VBC  Revolving
Period:

         (1) first, unless the amount retained in the Collection Account pursuant to Section 4.01(d)(iv)(A)(2) hereof (as of the preceding Business Day), is equal to the amount of all unreimbursed VBC Investor Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

         (2) second, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, VBC Principal Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the VBC Allocation Percentage for such Allocation Day, and (y) the amount of VBC Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account;

         (3) third, if the Servicer has received a Prepayment Notice in accordance with Section 6.04 hereof, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such time as the amount on deposit therein is equal to (1) the Prepayment Amount, or (2) if the Prepayment Date is a Distribution Date later than the second Distribution Date following the date on which such Prepayment Notice was received by the Servicer, the monthly amount set forth in the Prepayment Notice; and

         (4) fourth, the balance, if any, of VBC Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (B) if such Allocation Day occurs during the VBC Controlled Amortization Period:

         (1)  first, unless an amount equal to the VBC Controlled
    Distribution Amount is then on deposit in the Collection Account and allocated therefor, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

         (2) second, unless the amount retained in the Collection Account pursuant to Section 4.01(d)(iv)(B)(2) hereof (as of the preceding Business Day), is equal to the amount of all unreimbursed VBC Investor Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

         (3) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, VBC Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the VBC Allocation Percentage for such Allocation Day, and (y) the amount of VBC Principal Collections received since the beginning of the preceding Business Day and deposited in the Retained Amount Account; and

         (4) fourth, the balance, if any, of VBC Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (C)  if such Allocation Day occurs during the Early Amortization
Period:

         (1) first, unless an amount equal to the VBC Invested Amount is then on deposit in the Collection Account and allocated therefor, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit; and

         (2) second, the balance, if any, of VBC Principal Collections received since the beginning of the preceding Business Day (after making the allocation described in paragraph (1) above) shall, subject to
    Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (iii) At the beginning of each Allocation Day, the Servicer shall allocate the Subordinated Principal (FBC Component) Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the FBC  Revolving
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (FBC Component) Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii) and (2) the FBC Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (FBC) Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
    Subordinated Investor (FBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated Principal Allocation Percentage for such Allocation Day and
    (3) the FBC Investor Percentage for such Allocation Day, and (y) the amount of Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

         (5) fifth, the balance, if any, of Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (B) if such Allocation Day occurs during the FBC Controlled Amortization Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (FBC Component) Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii) and (2) the FBC Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (FBC) Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
    Subordinated Investor (FBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated Principal Allocation Percentage for such Allocation Day and (3) the FBC Investor Percentage for such Allocation Day, and (y) the amount of Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day, and deposited in the Retained Amount Account; and

         (5) fifth, the balance, if any, of Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (C)  if such Allocation Day occurs during the Early Amortization
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (FBC Component) Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii) and (2) the FBC Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs; and

         (3) third, the balance, if any, of Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1) and (2) above) (1) so long as the Subordinated Invested Amount (FBC Component) is greater than zero, shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement, and (2) if the Subordinated Invested Amount (FBC Component) is zero, shall be distributed to the Depositor.

         (iv) At the beginning of each Allocation Day, the Servicer shall allocate the Subordinated Principal (VBC Component) Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the VBC  Revolving
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (VBC Component) Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii) and (2) the VBC Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (VBC) Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
    Subordinated Investor (VBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated Principal Allocation Percentage for such Allocation Day and
    (3) the VBC Investor Percentage for such Allocation Day, and (y) the amount of Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and

         (5) fifth, the balance, if any, of Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (B) if such Allocation Day occurs during the VBC Controlled Amortization Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (VBC Component) Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii) and (2) the VBC Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (VBC) Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed
    Subordinated Investor (VBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated Principal Allocation Percentage for such Allocation Day and (3) the VBC Investor Percentage for such Allocation Day, and (y) the amount of Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day, and deposited in the Retained Amount Account; and

         (5) fifth, the balance, if any, of Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1), (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or

         (C)  if such Allocation Day occurs during the Early Amortization
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (VBC Component) Collections will be reallocated as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection Period, exceeds the product of (1) the amount allocated to the Senior Investor Default Holdback Amount pursuant to Section 4.01(c)(iii) and (2) the VBC Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor, Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC Investor Charge-Offs; and

         (3) third, the balance, if any, of Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs (1) and (2) above) (1) so long as the Subordinated Invested Amount (VBC Component) is greater than zero, shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement, and (2) if the Subordinated Invested Amount (VBC Component) is zero, shall be distributed to the Depositor.

         (e) Investor Default Holdback Amounts. On the first day of each Collection Period (other than in the case of the first Collection Period), the Servicer shall direct the Trustee to apply the Senior Investor Default Holdback Amount retained in the Collection Account during the Preceding Collection Period as follows:

         (i) an amount equal to the lesser of (A) the product of the Senior Investor Default Holdback Amount for the Preceding Collection Period and the FBC Investor Percentage in effect for such Preceding Collection Period and (B) the product of the Investor Default Amount for the Preceding Collection Period and the FBC Allocation Percentage in effect for such Preceding Collection Period, shall be reallocated as FBC Principal Collections;

         (ii) an amount equal to the lesser of (A) the product of the Senior Investor Default Holdback Amount for the Preceding Collection Period and the VBC Investor Percentage in effect for such Preceding Collection Period and (B) the product of the Investor Default Amount for the Preceding Collection Period and the VBC Allocation Percentage in effect for such Preceding Collection Period, shall be reallocated as VBC Principal Collections; and

         (iii) if any of the Senior Investor Default Holdback Amount for the Preceding Collection Period remains in the Collection Account after making the reallocations described in paragraphs (i) and (ii) above, (A) a portion of such remaining amount (equal to the product of such amount and the FBC Investor Percentage on such first day) shall be reallocated as Subordinated Principal (FBC Component) Collections and shall result in a corresponding reinstatement of the Subordinated Invested Amount (FBC Component) (to the extent that any reduction has previously been made to such amount); and (B) a portion of such remaining amount (equal to the product of such amount and the VBC Investor Percentage on such first day) shall be reallocated as Subordinated Principal (VBC Component) Collections and shall result in a corresponding reinstatement of the Subordinated Invested Amount (VBC Component) (to the extent that any reduction has previously been made to such amount);

         (iv) an amount equal to (A) the lesser of (1) the product of (x) the Subordinated Investor Default Holdback Amount for the Preceding Collection Period and (y) the FBC Investor Percentage as of such first day, and (2) the product of (x) the Investor Default Amount for the Preceding Collection Period, (y) the Subordinated Allocation Percentage in effect for the Preceding Collection Period and (z) the FBC Investor Percentage as of such first day shall be reallocated as Subordinated Principal (FBC Component) Collections, and (B) the lesser of (1) the product of (x) the Subordinated Investor Default Holdback Amount for the Preceding Collection Period and (y) the VBC Investor Percentage as of such first day, and (2) the product of (x) the Investor Default Amount for the Preceding Collection Period, (y) the Subordinated Allocation Percentage in effect for the Preceding Collection Period and (z) the VBC Investor Percentage as of such first day shall be reallocated as Subordinated Principal (VBC Component) Collections; and

         (v) if any of the Subordinated Investor Default Holdback Amount for the Preceding Collection Period remains in the Collection Account after making the reallocations described in paragraph (iv) above, such remaining amount shall be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (f) Distributions. (i) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Fixed Base Certificateholders on the following Distribution Date from amounts on deposit in the Collection Account:

         (A)  if such Determination Date occurs during the FBC Revolving
    Period: (1) an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Fixed Base Certificates pursuant to Section 4.01(c)(ii) and (2) an amount equal to the lesser of the Projected Make Whole Premium for the Related Collection Period and the Make Whole Premium calculated as of such Determination Date; or

         (B) if such Determination Date occurs during the FBC Controlled Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Fixed Rate Certificates pursuant to Sections 4.01(c)(ii) and 4.01(d)(i)(B)(1); or

         (C)  if such Determination Date occurs during the Early
    Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Fixed Rate Certificates pursuant to Sections 4.01(c)(ii) and 4.01(d)(i)(C)(1);

        (ii) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Variable Base Certificateholder on the following Distribution Date from amounts on deposit in the Collection Account:

         (A) if such Determination Date occurs during the VBC Revolving Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Variable Base Certificate pursuant to Section 4.01(c)(ii); or

         (B) if such Determination Date occurs during the VBC Controlled Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Variable Base Certificate pursuant to Sections 4.01(c)(ii) and 4.01(d)(ii)(B)(1); or

         (C)  if such Determination Date occurs during the Early
    Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Variable Base Certificate pursuant to Sections 4.01(c)(ii) and 4.01(d)(ii)(C)(1); and

       (iii) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Servicer on the following Distribution Date from amounts on deposit in the Collection Account, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period pursuant to Sections 4.01(c)(i) and 4.01(c)(ix); provided, however, so long as Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph (iii) an amount equal to $8,000 (plus any prior payments of such amount which remain unpaid) as payment for the fees of the Standby Servicer.

        (iv) On each Distribution Date, the Servicer shall provide written instructions to the Trustee directing the Trustee to distribute all amounts retained in the Collection Account pursuant to Section 4.01(c) and Section 4.01(d) and not required for any other purpose to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (g) Other Amounts. The withdrawals to be made from the Collection Account pursuant to this Section 4.01 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificates pursuant to Section 2.03 of the Agreement, payment of the purchase price for Additional Invested Amounts pursuant to Section 6.02 hereof, payment of any Make Whole Premium pursuant to
Section 4.01(f) hereof and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or Section 12.02 of the Agreement.

         SECTION 4.02.  Monthly Interest; Unutilized Commitment Fee.  (a)
FBC Monthly Interest. The amount of monthly interest ("FBC Monthly Interest") distributable from the Collection Account (or, in the case of the first Distribution Date, from the Capitalized Interest Account) with respect to the Fixed Base Certificates on any Distribution Date shall be an amount equal to one-twelfth (1/12th) of the product of (i) the FBC Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to all repayments of the FBC Invested Amount, if any, on the preceding Distribution Date), and (ii) the FBC Interest Rate; provided that in the case of the initial Interest Period the FBC Monthly Interest shall be $122,500. On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any, of (x) the sum of FBC Monthly Interest for the Related Interest Period plus the amount, if any, of the FBC Interest Shortfall which was due but not paid on the prior Distribution Date over (y) the amount which will be available to be distributed to the Holders of the Fixed Base Certificates on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "FBC Interest Shortfall"). If, on any Distribution Date, the FBC Interest Shortfall is greater than zero, then an additional amount ("FBC Additional Interest") shall be payable as provided herein with respect to Fixed Base Certificates on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the FBC Interest Shortfall is paid to the Holders of the Fixed Base Certificates, in an amount equal to one-twelfth of the product of (i) such FBC Interest Shortfall (or the portion thereof which has not previously been paid to Fixed Base Certificateholders) and (ii) the FBC Interest Rate. Notwithstanding anything to the contrary herein, FBC Additional Interest shall be paid or distributed on Fixed Base Certificates only to the extent permitted by applicable law.

         (b) VBC Monthly Interest. The amount of monthly interest ("VBC Monthly Interest") distributable from the Collection Account with respect to the Variable Base Certificate on any Distribution Date shall be an amount equal to the product of (i) the VBC Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to all repayments of, or increases to, the VBC Invested Amount, if any, on the preceding Distribution Date), (ii) the VBC Interest Rate in effect for the Related Interest Period and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest Period, and the denominator of which is 360. On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any, of (x) the sum of the VBC Monthly Interest for the Interest Period applicable to such Distribution Date plus the amount, if any, of the VBC Interest Shortfall which was due but not paid on the prior Distribution Date over (y) the amount which will be available to be distributed to the Holder of the Variable Base Certificate on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "VBC Interest Shortfall"). If, on any Distribution Date, the VBC Interest Shortfall is greater than zero, then an additional amount ("VBC Additional Interest") shall be payable as provided herein with respect to the Variable Base Certificate on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the VBC Interest Shortfall is paid to the Holder of the Variable Base Certificate, in an amount equal to the product of (i) such VBC Interest Shortfall (or the portion thereof which has not previously been paid to the Variable Base Certificateholder), (ii) the VBC Interest Rate in effect for the Related Interest Period, and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest Period, and the denominator of which is 360. Notwithstanding anything to the contrary herein, VBC Additional Interest shall be paid or distributed on the Variable Base Certificate only to the extent permitted by applicable law.

         (c) VBC Unutilized Commitment Fee. On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any, of (i) the sum of the VBC Unutilized Commitment Fee for the Interest Period applicable to such Distribution Date plus the amount, if any, of the VBC Unutilized Commitment Fee Shortfall which was due but not paid on the prior Distribution Date over (ii) the amount which will be available to be distributed to the Holder of the Variable Base Certificate on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "VBC Unutilized Commitment Fee Shortfall"). If, on any Distribution Date, the VBC Unutilized Commitment Fee Shortfall is greater than zero, then an additional amount ("VBC Additional Unutilized Commitment Fee") shall be payable as provided herein for the VBC Unutilized Commitment Fee on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the VBC Unutilized Commitment Fee Shortfall is paid to the Holder of the Variable Base Certificate, in an amount equal to the product of (i) such VBC Unutilized Commitment Fee Shortfall (or the portion thereof which has not previously been paid to the Variable Base Certificateholder), (ii) the unutilized commitment fee rate (based on a year of 365 days or 366 days, as the case may be) set forth in the Variable Base Certificate, and (iii) a fraction, the numerator of which is the number of days in the Related Interest Period, and the denominator of which is the number of days in the then current calendar year. Notwithstanding anything to the contrary herein, VBC Additional Unutilized Commitment Fee shall be paid or distributed on the Variable Base Certificate only to the extent permitted by applicable law.

         (d) Adjustment of Discount Rate. (i) On each Reset Date, the Servicer shall calculate the Additional Discount Rate and, if such rate is positive, cause the Depositor to increase the Discount Rate by the amount of the Additional Discount Rate calculated on such Reset Date; provided, however, that any such increase shall be made in accordance with, and subject to the limitations of, Section 2.07 of the Agreement. If the Additional Discount Rate so calculated is negative, the Servicer shall cause the Depositor to reduce the Discount Rate by such rate; provided, however, that any such reduction shall be made in accordance with, and subject to the limitations of,
Section 2.07 of the Agreement; and provided further, however, that such reduction shall not cause the Discount Rate to be less than the Discount Rate at the time the Initial VBC Interest Rate was established.

         (ii) If the average of the Portfolio Yield for any three consecutive Collection Periods is reduced to a rate which is less than one-half of one percent (0.5%) in excess of the Base Rate, the Depositor shall, subject to compliance with Section 2.07 of the Agreement, increase the Discount Rate in accordance with the Agreement by an amount estimated to cause the Portfolio Yield to increase on an annualized basis in future Collection Periods by at least one percent (1%).

         SECTION 4.03. Determination of Monthly Principal. (a) (i) FBC Monthly Principal. The amount of monthly principal ("FBC Monthly Principal") distributable from the Collection Account with respect to the Fixed Base Certificates on each Distribution Date during the FBC Revolving Period shall be zero.

               (ii) The amount of FBC Monthly Principal distributable from the Collection Account with respect to the Fixed Base Certificates on each Distribution Date during the FBC Controlled Amortization Period or the Early Amortization Period shall be equal to the FBC Principal Collections (including Investor Finance Charge Collections reallocated as FBC Principal Collections) on deposit in the Collection Account on such Distribution Date; provided, however, that the amount of FBC Monthly Principal distributable to the Holders of the Fixed Base Certificates on any Distribution Date during the FBC Controlled Amortization Period or Early Amortization Period, as the case may, shall in no event exceed the FBC Invested Amount in effect on the Business Day preceding such Distribution Date.

         (b)(i) VBC Monthly Principal. The amount of monthly principal ("VBC Monthly Principal") distributable from the Collection Account with respect to the Variable Base Certificate on each Distribution Date during the VBC Revolving Period shall, except as provided in Section 4.07 hereof, be zero.

               (ii) The amount of VBC Monthly Principal distributable from the Collection Account with respect to the Variable Base Certificate on each Distribution Date during the VBC Controlled Amortization Period or the Early Amortization Period shall be equal to the VBC Principal Collections (including Investor Finance Charge Collections reallocated as VBC Principal Collections) on deposit in the Collection Account on such Distribution Date; provided, however, that the amount of VBC Monthly Principal distributable to the Holder of the Variable Base Certificate on any Distribution Date during the VBC Controlled Amortization Period or Early Amortization Period, as the case may, shall in no event exceed the VBC Invested Amount in effect on the Business Day preceding such Distribution Date.

         SECTION 4.04.  Series Accounts.  (a)  The Servicer, for the
benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, (i) an Eligible Deposit Account (the "Capitalized Interest Account"), which shall be identified as the "Capitalized Account for Gottschalks Credit Card Master Trust, Series 1994-1", (ii) an Eligible Deposit Account (the "Retained Amount Account"), which shall be identified as the "Retained Amount Account for Gottschalks Credit Card Master Trust, Series 1994-1", (iii) an Eligible Deposit Account (the "Prepayment Account"), which shall be identified as the "Prepayment Account for Gottschalks Credit Card Master Trust, Series 1994-1", (iv) an Eligible Deposit Account (the "Spread Account"), which shall be identified as the "Spread Account for Gottschalks Credit Card Master Trust, Series 1994-1", and (v) an Eligible Deposit Account (the "Successor Servicer Account"), which shall be identified as the "Successor Servicer Account for Gottschalks Credit Card
Master Trust, Series 1994-1".   Each of the Capitalized Interest Account, the
Retained Amount Account, the Prepayment Account and the Spread Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Successor Servicer Account shall be held for the exclusive benefit of potential Successor Servicers. The Capitalized Interest Account, the Retained Amount Account, the Prepayment Account, the Spread Account and the Successor Servicer Account are referred to herein individually as a "Series Account" and collectively as "Series Accounts."

         (b) At the written direction of the Servicer, funds on deposit in any Series Account shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature no later than the date on which such funds are expected to be withdrawn from such Series Account. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. All interest and other investment earnings (net of losses and investment expenses) of funds on deposit in the Series Accounts shall be deposited in the Collection Account as Finance Charge Collections.

         (c) The Capitalized Interest Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section
4.05 hereof. The Retained Amount Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.06(g) or (h) hereof. The Prepayment Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(a) hereof. The Spread Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(d) hereof. The Successor Servicer Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(e) hereof.

         (d) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Series Accounts and in all proceeds thereof. Each Series Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any Series Account ceases to be an Eligible Deposit Account the Servicer shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) instruct the Trustee to establish a new Series Account meeting the conditions specified in subsection (a) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series Account, except as expressly provided herein. Schedule 1 hereto, which is hereby incorporated into and made part of this Series Supplement, identifies the Series Accounts by setting forth for each such account the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Series Account is established pursuant to this Section 4.04, the Servicer shall provide to the Trustee an amended
Schedule 1, setting forth the relevant information for such substitute Series Account.

         (e) The Servicer shall maintain a ledger for the Retained Amount Account and shall record in such ledger the FBC Component, the VBC Component, the Subordinated Component (FBC) and the Subordinated Component (VBC) of each deposit made by the Trustee to, and each withdrawal by the Trustee from, the Retained Amount Account. The Servicer shall also maintain a ledger for the Spread Account and shall record in such ledger the FBC Component and the VBC Component for each deposit made by the Trustee to, and withdrawal by the Trustee from, the Spread Account.

         (f) Pursuant to the authority granted to the Servicer in Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Series Accounts for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

         SECTION 4.05. Capitalized Interest Account. On the Closing Date, the Trustee shall deposit in the Capitalized Interest Account from the proceeds of the sale of the Fixed Base Certificates an amount equal to the FBC Monthly Interest that will have accrued and be due and payable to the Holders of the Fixed Base Certificates on the first Distribution Date. On the first Distribution Date, the Servicer shall cause the Trustee to withdraw from the Capitalized Interest Account for distribution to the Holders of the Fixed Base Certificates an amount equal to the FBC Monthly Interest that is due and payable on such Distribution Date.

         SECTION 4.06. Retained Amount Account. The Servicer shall cause the Trustee to deposit amounts in, and withdraw amounts from, the Retained Amount Account as follows:

         (a) If, at the close of business of the Servicer on any Business Day prior to the commencement of the Early Amortization Period, the Required Series Pool Balance at such time exceeds the sum of (i) the Series Pool Balance at such time, (ii) the balance of the Retained Amount Account at such time and (iii) the balance of the Prepayment Account at such time, the Servicer shall cause the Trustee to withdraw from the Collection Account in accordance with Section 4.01(d) and deposit in the Retained Amount Account on such day an amount equal to the lesser of (x) such excess and (y) if such day falls within both (1) the FBC Revolving Period and the VBC Revolving Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections 4.01(d)(i)(A)(2), 4.01(d)(ii)(A)(2), 4.01(d)(iii)(A)(4) and
    4.01(d)(iv)(A)(4) hereof; (2) the FBC Revolving Period and the VBC Controlled Amortization Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections 4.01(d)(i)(A)(2), 4.01(d)(ii)(B)(3), 4.01(d)(iii)(A)(4) and
    4.01(d)(iv)(A)(4) hereof; or (3) the FBC Controlled Amortization Period and the VBC Controlled Amortization Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections 4.01(d)(i)(B)(3), 4.01(d)(ii)(B)(3), 4.01(d)(iii)(B)(4) and
    4.01(d)(iv)(B)(4) hereof.

         (b) If, at the close of business of the Servicer on any Business Day prior to the commencement of the Early Amortization Period, the balance of the Retained Amount Account is greater than zero, and the sum of (i) the Series Pool Balance at such time, (ii) the balance of the Retained Amount Account at such time and (iii) the balance of the Prepayment Account at such time, exceeds the Required Series Pool Balance, the Servicer shall cause the Trustee to withdraw from the Retained Amount Account for distribution to the Depositor on such day an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the Retained Amount Account. Any such withdrawal shall, to the greatest extent possible, reduce (1) the FBC Component and the VBC Component of the Retained Amount Account by the product of the FBC Allocation Percentage or the VBC Allocation Percentage, as the case may be, and the amount of such withdrawal, (2) the Subordinated Component
    (FBC) of the Retained Amount Account by the product of the Subordinated Allocation Percentage, the FBC Investor Percentage and the amount of such withdrawal, and (3) the Subordinated Component (VBC) of the Retained Amount Account by the product of the Subordinated Allocation Percentage, the VBC Investor Percentage and the amount of such withdrawal.

         (c) If, at the close of business of the Servicer on any Determination Date during the FBC Controlled Amortization Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections (a) and (b) of this Section 4.06) and (ii) the Servicer has determined on such Determination Date that the difference between the FBC Controlled Amortization Amount and the amount of FBC Principal Collections on deposit in the Collection Account on such Determination Date is greater than zero, the Servicer shall cause the Trustee to withdraw from the FBC Component of the Retained Amount Account for deposit in the Collection Account as FBC Principal Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the FBC Component of the Retained Amount Account.

         (d) If, at the close of business of the Servicer on any Determination Date during the VBC Controlled Amortization Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections (a) and (b) of this Section 4.06) and (ii) the Servicer has determined on such Determination Date that the difference between the VBC Controlled Distribution Amount and the amount of VBC Principal Collections on deposit in the Collection Account on such Determination Date is greater than zero, the Servicer shall cause the Trustee to withdraw from the VBC Component of the Retained Amount Account for deposit in the Collection Account as VBC Principal Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the VBC Component of the Retained Amount Account.

         (e) If, at the close of business of the Servicer on any Determination Date prior to the commencement of the Early Amortization Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawals from, the Retained Amount Account described in subsections (a), (b) and (c) of this Section 4.06) and (ii) the Servicer has determined on such Determination Date that (A) a FBC Investor Charge-Off will be required to be made on the Related Distribution Date, and/or (B) one or more FBC Investor Charge-Offs made on one or more prior Distribution Dates has not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as FBC Principal Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

              (x) first, an amount equal to the lesser of (1) the sum of the amount of such FBC Investor Charge-Off to be made and/or unreimbursed FBC Investor Charge-Offs and (2) an amount equal to the balance of the Subordinated Component (FBC) of the Retained Amount Account; and

              (y) second, an amount equal to the lesser of (1) the amount, if greater than zero, by which the sum of the amount of such FBC Investor Charge-Off to be made and/or unreimbursed FBC Investor Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the FBC Component of the Retained Amount Account.

         (f) If, at the close of business of the Servicer on any Determination Date prior to the commencement of the Early Amortization Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections (a), (b) and (d) of this Section 4.06) and (ii) the Servicer has determined on such Determination Date that (A) a VBC Investor Charge-Off will be required to be made on the Related Distribution Date, and/or (B) one or more VBC Investor Charge-Offs made on one or more prior Distribution Dates has not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as VBC Principal Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

              (x) first, an amount equal to the lesser of (1) the sum of the amount of such VBC Investor Charge-Off to be made and/or unreimbursed VBC Investor Charge-Offs and (2) an amount equal to the balance of the Subordinated Component (VBC) of the Retained Amount Account; and

              (y) second, an amount equal to the lesser of (1) the amount, if greater than zero, by which the sum of the amount of such VBC Investor Charge-Off to be made and/or unreimbursed VBC Investor Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the VBC Component of the Retained Amount Account.

         (g) If, at the close of business of the Servicer on the first Determination Date during the Early Amortization Period, the balance of the Retained Amount Account is greater than zero, the Servicer shall cause the Trustee to withdraw from the Retained Amount Account for deposit in the Collection Account (i) as FBC Principal Collections, the balance of the FBC Component of the Retained Amount Account; and (ii) as VBC Principal Collections, the balance of the VBC Component of the Retained Amount Account. The balance, if any, of the Subordinated Component (FBC) of the Retained Amount Account at the commencement of the Early Amortization Period will be retained in the Retained Amount Account and shall be applied to the extent necessary, to avoid FBC Investor Charge-Offs or to reimburse unreimbursed FBC Investor Charge-Offs. The balance, if any, of the Subordinated Component (VBC) of the Retained Amount Account at the commencement of the Early Amortization Period will be retained in the Retained Amount Account and shall be applied to the extent necessary, to avoid VBC Investor Charge-Offs or to reimburse unreimbursed VBC Investor Charge-Offs.

         (h)  At the close of business of the Servicer on the earlier of
    (i) the Series Termination Date and (ii) the date on which the Invested Amount has been reduced to zero, the balance, if any, remaining in the Retained Amount Account shall be withdrawn and transferred to the Depositor for application in accordance with the Receivables Purchase Agreement.

         SECTION 4.07. Prepayment Account; Spread Account; Successor Servicer Account. (a) Amounts deposited in the Prepayment Account in accordance with Section 4.01(d)(ii)(A)(3) pursuant to a Prepayment Notice hereof shall be withdrawn on the Prepayment Date set forth in such Prepayment Notice and distributed to the Holder of the Variable Base Certificate as a prepayment of the VBC Invested Amount.

         (b) If on any Determination Date the Servicer determines that a FBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the FBC Component of the Spread Account and deposit in the Collection Account an amount equal to the lesser of (i) the amount of such FBC Deficiency Amount and (ii) the balance of the FBC Component of the Spread Account. Amounts so deposited in the Collection Account shall be set aside therein to cure (in whole or part) the amount of any such FBC Deficiency Amount. In the event that a withdrawal is made from the FBC Component of the Spread Account on any Determination Date and the amount of such withdrawal is less than the FBC Deficiency Amount calculated on such Determination Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(a)(i)(A), second, against the amounts described in Section 4.08(a)(i)(B), third, against the amounts described in
Section 4.08(a)(i)(C), and fourth, against the amounts described in Section 4.08(a)(i)(D).

         (c) If on any Determination Date the Servicer determines that a VBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the VBC Component of the Spread Account and deposit in the Collection Account an amount equal to the lesser of (i) the amount of such VBC Deficiency Amount and (ii) the balance of the VBC Component of the Spread Account. Amounts so deposited in the Collection Account shall be set aside therein to cure (in whole or part) the amount of any such VBC Deficiency Amount. In the event that a withdrawal is made from the VBC Component of the Spread Account on any Determination Date and the amount of such withdrawal is less than the VBC Deficiency Amount calculated on such Determination Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(b)(i)(A), second, against the amounts described in Section 4.08(b)(i)(B), third, against the amounts described in
Section 4.08(b)(i)(C), fourth, against the amounts described in Section 4.08(b)(i)(D), fifth, against the amounts described in Section 4.08(b)(i)(E), and sixth, against the amounts described in Section 4.08(b)(i)(F).

         (d)  At the close of business of the Servicer on the earlier of
(i) the Series Termination Date and (ii) the date on which the Invested Amount has been reduced to zero, the balance, if any, remaining in the Spread Account shall be withdrawn and transferred to the Depositor.

         (e) Prior to the distribution in any Collection Period of any Investor Finance Charge Collections or Investor Principal Collections from the Collection Account to the Depositor pursuant to Sections 4.01(c)(ix), 4.01(d)(i)(A)(3), 4.01(d)(ii)(A)(4), 4.01(d)(iii)(A)(5), 4.01(d)(iv)(A)(5),
4.01(d)(i)(B)(4), 4.01(d)(ii)(B)(4), 4.01(d)(iii)(B)(5), 4.01(d)(iv)(B)(5),
4.01(d)(i)(C)(2), 4.01(d)(ii)(C)(2), 4.01(d)(iii)(C)(3), 4.01(d)(iv)(C)(3),
the Trustee shall withdraw from the Collection Account and deposit in the Successor Servicer Account an amount of $35,000 for such Collection Period until such time as $200,000 is on deposit in the Successor Servicer Account and, thereafter, the obligation to fund the Successor Servicer Account shall cease. Amounts on deposit in the Successor Servicer Account may be withdrawn only to pay costs associated with the replacement of Gottschalks as Servicer. If a Successor Servicer is appointed to replace Gottschalks as Servicer, the Trustee shall, upon receipt of written requisitions from such Successor Servicer, withdraw from the Successor Servicer Account within the three (3) month period following such appointment amounts as and when needed to reimburse such Successor Servicer for documented costs incurred in connection with the appointment of such Successor Servicer and the performance of its duties under the Agreement. Any amount on deposit in the Successor Servicer Account on the three month anniversary of such appointment shall be distributed to the Depositor. If Gottschalks is not replaced as Servicer, on the earlier of (i) the date on which the Invested Amount is zero, or (ii) the Series Termination Date, all amounts on deposit in the Successor Servicer Account shall be distributed to the Depositor. Notwithstanding the foregoing provisions of this Section 4.07(e), no such withdrawals and deposits shall be made if the Depositor provides the Trustee by April 11, 1994 with, or causes the Trustee to be provided by April 11, 1994 with, and at all times thereafter shall maintain, an irrevocable direct pay letter of credit with a face amount equal to the difference between $200,000 and the amount on deposit in the Successor Servicer Account, which letter of credit shall be in a form reasonably acceptable to the Trustee, issued by an Eligible Institution, and which permits the Trustee to draw thereunder upon the replacement of Gottschalks as Servicer under the Agreement.

         SECTION 4.08. Deficiency Amount. (a) FBC Deficiency Amount. On each Determination Date, the Servicer shall determine the amount (the "FBC Deficiency Amount"), if any, by which (i) the sum of (A) a pro rata portion (based on the FBC Investor Percentage) of the Monthly Senior Servicing Fee for the Related Distribution Date, (B) the FBC Monthly Interest for the Related Interest Period, (C) all FBC Carryover Interest for the Related Interest Period, and (D) the FBC Investor Default Amount, if any, for such Distribution Date, exceeds (ii) the sum of (A) the Investor Finance Charge Collections allocated to the Fixed Base Certificates during the Related Collection Period pursuant to Section 4.01(c)(ii), (B) a pro rata portion (based on the FBC Allocation Percentage) of the Investor Finance Charge Collections retained in the Collection Account pursuant to Section 4.01(c)(i) during the Related Collection Period, (C) a pro rata portion (based on the FBC Allocation Percentage) of the Investor Investment Proceeds on deposit in the Collection Account on such Determination Date, (D) a pro rata portion (based on the FBC Investor Percentage) of the balance of the Spread Account as of such Determination Date, (E) the FBC Component of the balance the Retained Amount Account as of such Determination Date, and (F) a pro rata portion (based on the FBC Investor Percentage) of the Collections allocated to the Senior Investor Default Holdback Amount for the Related Collection Period. In the event the FBC Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

         (b)  VBC Deficiency Amount.  On each Determination Date, the
Servicer shall determine the amount (the "VBC Deficiency Amount"), if any, by which (i) the sum of (A) a pro rata portion (based on the VBC Investor Percentage) of the Monthly Senior Servicing Fee for the Related Distribution Date, (B) the VBC Monthly Interest for the Related Interest Period, (C) all VBC Carryover Interest for the Related Interest Period, (D) the VBC Unutilized Commitment Fee for the related Distribution Date, (E) the VBC Carryover Unutilized Commitment Fee for the related Distribution Date, (F) the VBC Investor Default Amount, if any, for such Distribution Date, exceeds (ii) the sum of (A) the Investor Finance Charge Collections allocated to the Variable Base Certificate during the Related Collection Period pursuant to Section 4.01(c)(ii), (B) a pro rata portion (based on the VBC Allocation Percentage) of the Investor Finance Charge Collections retained in the Collection Account pursuant to Section 4.01(c)(i) during the Related Collection Period, (C) a pro rata portion (based on the VBC Allocation Percentage) of the Investor Investment Proceeds on deposit in the Collection Account on such Determination Date, (D) a pro rata portion (based on the VBC Investor Percentage) of the balance of the Spread Account as of such Determination Date, (E) the VBC Component of the balance the Retained Amount Account as of such Determination Date, and (F) a pro rata portion (based on the VBC Investor Percentage) of the Collections allocated to the Senior Investor Default Holdback Amount for the Related Collection Period. In the event the VBC Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

         SECTION 4.09.  Investor Charge-Offs.  (a)  FBC Investor Charge-
Offs. If on a Distribution Date (i) the FBC Deficiency Amount (after giving effect to any deposits to the Collection Account made in accordance with Sections 4.06(e) and 4.07(b) hereof) for such Distribution Date exceeds the amount, if any, by which (A) the FBC Investor Default Amount for the Related Collection Period exceeds (B) the product of (x) the Senior Investor Default Holdback Amount for the Related Collection Period and (y) the FBC Investor Percentage for the Related Collection Period, then, the Subordinated Invested Amount (FBC Component) shall be reduced by the amount of such excess (a "Subordinated Reduction (FBC)"), but by no more than the FBC Investor Default Amount for such Distribution Date. In the event that a Subordinated Reduction
(FBC) would cause the Subordinated Invested Amount (FBC Component) to be a negative number, the Subordinated Invested Amount (FBC Component) shall instead be reduced to zero, and the FBC Invested Amount shall be reduced by the amount which the Subordinated Invested Amount (FBC Component) would have been reduced below zero, but by not more than the FBC Investor Default Amount for such Distribution Date (such reduction to the FBC Invested Amount, a "FBC Investor Charge-Off"). FBC Investor Charge-Offs shall be reimbursed and the FBC Invested Amount shall thereafter be increased (but not by an amount in excess of the aggregate FBC Investor Charge-Offs) on any Distribution Date by the amount of Investor Finance Charge Collections reallocated as FBC Principal Collections for that purpose pursuant to Section 4.01(c)(v), as well as from withdrawals from the Retained Amount Account and from Subordinated Principal (FBC Component) Collections retained in the Collection Account pursuant to
Section 4.01(d)(iii)(A)(2) and 4.01(d)(iii)(B)(2) hereof.

         (b)  VBC Investor Charge-Offs.  If on a Distribution Date (i) the
VBC Deficiency Amount (after giving effect to any deposits to the Collection Account made in accordance with Sections 4.06(f) and 4.07(c) hereof) for such Distribution Date exceeds the amount, if any, by which (A) the VBC Investor Default Amount for the Related Collection Period exceeds (B) the product of
(x) the Senior Investor Default Holdback Amount for the Related Collection Period and (y) the VBC Investor Percentage for the Related Collection Period, then, the Subordinated Invested Amount (VBC Component) shall be reduced by the amount of such excess (a "Subordinated Reduction (VBC)"), but by no more than the VBC Investor Default Amount for such Distribution Date. In the event that a Subordinated Reduction (VBC) would cause the Subordinated Invested Amount (VBC Component) to be a negative number, the Subordinated Invested Amount (VBC Component) shall instead be reduced to zero, and the VBC Invested Amount shall be reduced by the amount which the Subordinated Invested Amount (VBC Component) would have been reduced below zero, but by not more than the VBC Investor Default Amount for such Distribution Date (such reduction to the VBC Invested Amount, a "VBC Investor Charge-Off"). VBC Investor Charge-Offs shall be reimbursed and the VBC Invested Amount shall thereafter be increased (but not by an amount in excess of the aggregate VBC Investor Charge-Offs) on any Distribution Date by the amount of Investor Finance Charge Collections reallocated as VBC Principal Collections for that purpose pursuant to Section 4.01(c)(v), as well as from withdrawals from the Retained Amount Account and from Subordinated Principal Collections (VBC Component) retained in the Collection Account pursuant to Section 4.01(d)(iv)(A)(2) and 4.01(d)(iv)(B)(2) hereof.

         (c) Subordinated Investor (FBC) Charge-Offs. Subordinated Reductions (FBC) and amounts withdrawn from Subordinated Principal (FBC Component) Collections pursuant to Section 4.01(d)(iii)(A)(2) and 4.01(d)(iii)(B)(2) are collectively referred to herein as "Subordinated Investor (FBC) Charge-Offs." Subordinated Investor (FBC) Charge-Offs will result in a reduction in the Subordinated Invested Amount (FBC Component). Subordinated Investor (FBC) Charge-Offs shall be reimbursed and the Subordinated Invested Amount (FBC Component) increased (but not by an amount in excess of the aggregate amount of Subordinated Investor (FBC) Charge-Offs) to the extent that Investor Finance Charge Collections are reallocated as Subordinated Principal (FBC Component) Collections pursuant to Section 4.01(c)(vii)(A) and 4.01(e)(iv)(A) hereof.

         (d) Subordinated Investor (VBC) Charge-Offs. Subordinated Reductions (VBC) and amounts withdrawn from Subordinated Principal (VBC Component) Collections pursuant to Section 4.01(d)(iv)(A)(2) and 4.01(d)(iv)(B)(2) are collectively referred to herein as "Subordinated Investor (VBC) Charge-Offs." Subordinated Investor (VBC) Charge-Offs will result in a reduction in the Subordinated Invested Amount (VBC Component). Subordinated Investor (VBC) Charge-Offs shall be reimbursed and the Subordinated Invested Amount (VBC Component) increased (but not by an amount in excess of the aggregate amount of Subordinated Investor (VBC) Charge-Offs) to the extent that Investor Finance Charge Collections are reallocated as Subordinated Principal (VBC Component) Collections pursuant to Section 4.01(c)(vii)(B) and 4.01(e)(iv)(B) hereof.

                              ARTICLE V

                    Distributions and Reports to
                         Certificateholders

         SECTION 5.01. Distributions. (a) On each Distribution Date, the Trustee shall distribute to the Certificateholders of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Certificateholder's pro rata share of the amounts required to be distributed pursuant to Article IV hereof. Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

         SECTION 5.02.  Reports and Statements to Certificateholders.
(a) On each Determination Date, the Servicer will provide the Trustee with a completed statement, substantially in the form of Exhibit B hereto, and on each Distribution Date, the Trustee shall forward to each Certificateholders such statement.

         (b) The Trustee shall maintain at its Corporate Trust Office a copy of each statement received by it pursuant to subsection (a) of this
Section 5.02. The Trustee shall make such statements available for inspection by Certificateholders upon reasonable notice at its Corporate Trust Office.

         (c) On or before January 31 of each calendar year, beginning with calendar year 1995, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the monthly statements to Certificateholders described in subsection (a) of this Section 5.02, as the case may be, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Trustee or the Servicer deems necessary to enable the Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

         (d) Notwithstanding any other provision of the Agreement or this Series Supplement to the contrary, the Trustee and the Servicer shall promptly deliver to the initial Holders of the Fixed Base Certificates a copy of each notice, statement or other document received or generated by it in connection with this Series Supplement and/or the Agreement; provided, however, that the Trustee shall not be required to deliver to the initial Holders copies of notices, statements or other documents received from the Servicer and for which the Servicer is required to deliver such notices, statements or other documents directly to the Holders and vice versa.


                             ARTICLE VI

                          The Certificates

         SECTION 6.01. The Fixed Base Certificates. The Fixed Base Certificates will be issued in registered form, substantially in the form of Exhibit A-1, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Fixed Base Certificates"). The Trustee shall, upon the written request of the Depositor, authenticate and deliver the Fixed Rate Certificates to the Person or Persons designated in such notice against receipt of the purchase price therefor as provided in the Agreement. The requirements of Section 6.04(e)(ii) of the Agreement shall not apply, and shall be deemed waived, in connection with the initial purchase of the Fixed Base Certificates.

         SECTION 6.02.  The Variable Base Certificate.  (a)  The Variable
Base Certificate will be issued in registered form, substantially in the form of Exhibit A-2, and shall upon issue, be executed by the Depositor and delivered to the Trustee for authentication (the "Variable Base Certificate"). The Trustee shall, upon the written request of the Depositor, authenticate and deliver the Variable Base Certificate to the Person designated in such notice against receipt of the purchase price therefor as provided in the Agreement.

         (b) The Variable Base Certificateholder shall agree, by its acceptance of the Variable Base Certificate, that the Depositor may, upon at least three London Business Days' prior written notice to the Variable
Base Certificateholder and the Trustee, request the Variable Base Certificateholder to acquire, and the Variable Base Certificateholder shall acquire, on any Distribution Date during the VBC Revolving Period, undivided interests in the Trust (such interests, the "Additional Invested Amounts"); provided, however, that the Variable Base Certificateholder shall not be required to acquire any Additional Invested Amount (i) that is in a minimum amount of less than $500,000 or any $100,000 integral multiple in excess thereof); (ii) if the acquisition thereof would cause the VBC Invested Amount on such Distribution Date to exceed the Maximum Available VBC Invested Amount on such date and (iii) if on the acquisition date any amount is on deposit in the Prepayment Account.

         (c)  If the Variable Base Certificateholder acquires any
Additional Invested Amount, then in consideration of the receipt by the Trustee of such Certificateholder's payment for such Additional Invested Amount, the Servicer shall appropriately note in its succeeding daily and monthly servicing reports such Additional Invested Amount (and the corresponding increase in the VBC Invested Amount as a result of such acquisition) and shall direct the Trustee to pay to the Depositor the purchase price received by the Trustee for such Additional Invested Amounts (which shall be equal to the amount of such Additional Invested Amounts).

         (d) The Variable Base Certificateholder shall, and is hereby authorized to, record on the grid attached to its Variable Base Certificate (or at such Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to the VBC Invested Amount and its right to receive principal and interest payments in respect of the VBC Invested Amount.

         (e) Notwithstanding anything to the contrary contained in this Series Supplement, no VBC Unutilized Commitment Fee shall commence accruing until such time as the Trustee has authenticated and delivered the Variable Base Certificate to the order of the Depositor.

         (f) The Depositor and the Variable Base Certificateholder may elect to extend the last day of the VBC Revolving Period from the last day of the Collection Period ending on October 31, 1996 to the last day of the Collection Period ending on August 31, 1998 by delivering to the Trustee, the Servicer and each Rating Agency then rating the Investor Certificates, no later than the Distribution Date occurring in July, 1996, a Notice or Notices to such effect.

         SECTION 6.03. Transfer Restrictions. The Trustee shall not authenticate and deliver to any Person any Variable Base Certificate unless it contains a legend in substantially the following form:

    "THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

    THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF GOTTSCHALKS CREDIT RECEIVABLES CORPORATION THAT NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE WITHOUT THE PRIOR WRITTEN CONSENT OF GOTTSCHALKS CREDIT RECEIVABLES CORPORATION. IN ADDITION TO THE FOREGOING RESTRICTION, NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (3) TO GOTTSCHALKS CREDIT RECEIVABLES CORPORATION."

In addition to transfer restrictions contained in the Agreement, the Trustee shall not be required to give effect to any transfer of the Fixed Base Certificates or the Variable Base Certificate until such time as the proposed transferee thereof delivers to the Trustee an investment representation letter substantially in the form of Exhibit C attached hereto.

         SECTION 6.04.  Prepayment of the VBC Invested Amount.       The
Depositor may elect to prepay the VBC Invested Amount in whole, or in part in a minimum amount of not less than $500,000 or any $100,000 integral multiple in excess thereof, on any Distribution Date during the VBC Revolving Period. If the Depositor makes such an election, it shall give the Holder of the Variable Base Certificate, the Servicer and the Trustee written notice thereof. Such notice (a "Prepayment Notice") shall (a) be given to the Holder of the Variable Base Certificate, the Servicer and the Trustee no later than three London Business Days prior to a Distribution Date, (b) specify the amount to be prepaid (the "Prepayment Amount"), (c) specify the Distribution Date on which such prepayment is expected to occur (a "Prepayment Date"), which Prepayment Date shall be no earlier than the second Distribution Date following the date on which such Prepayment Notice is received by the Holder of the Variable Base Certificate, the Servicer and the Trustee, and (d) specify the monthly amount expected to be transferred from the Collection Account to the Prepayment Account in the event that the Prepayment Date is a Distribution Date later than the second Distribution Date following the date on which such Prepayment Notice is received by the Holder of the Variable Base Certificate, the Servicer and the Trustee.

         SECTION 6.05. The Subordinated Certificate. The Subordinated Certificate will be issued in registered form, substantially in the form of Exhibit A-3, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Subordinated Certificate"). The Trustee shall authenticate and deliver the Subordinated Certificate to the Depositor simultaneously with its delivery of the Fixed Base Certificates. The Subordinated Certificate shall not be transferable.

                             ARTICLE VII

                      Early Amortization Events

         SECTION 7.01. Additional Early Amortization Events. If any one or more of the following events shall occur:

         (a) failure on the part of the Depositor (i) to make any payment or deposit required to be made by the Depositor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring two Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Depositor set forth in the Agreement or this Series Supplement, which failure to observe or perform has a material adverse effect on the Certificateholders and which continues unremedied for a period of 30 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the Holders of Certificates representing more than 50% of the Invested Amount, and continues to affect materially and adversely the interests of the Certificateholders for such period; or

         (b) any representation or warranty made by the Depositor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Depositor pursuant to Section 2.01, 2.06 or 2.08 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the Holders of Certificates representing more than 50% of the Invested Amount, and (ii) as a result of which the interests of the Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that an Early Amortization Event pursuant to this subsection 7.01(b) shall not be deemed to have occurred hereunder if the Depositor has accepted reassignment of or repurchased the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; or

         (c)  a Servicer Default occurs; or

         (d)  Gottschalks Inc. is replaced as the Servicer; or

         (e) for three consecutive Collection Periods one and one-half percent (1.5%) or more of the aggregate balance of all Eligible Receivables are more than 90 days past due; or

         (f) the average of the Portfolio Yield for any three consecutive Collection Periods is reduced to a rate which is less than the Base Rate; or

         (g) for 60 consecutive days, the balance in the Retained Amount Account shall exceed $2,500,000; or

         (h) the failure to pay the Invested Amount by the Expected Final Payment Date; or the failure to pay the FBC Controlled Distribution Amount on any Distribution Date during the FBC Controlled Amortization Period; or the VBC Controlled Distribution Amount on any Distribution Date during the VBC Controlled Amortization Period; or

         (i) the Subordinated Invested Amount (FBC Component) shall be reduced to zero on a date on which the FBC Invested Amount is greater than zero; or the Subordinated Invested Amount (VBC Component) shall be reduced to zero on a date on which the VBC Invested Amount is greater than zero; or

         (j) the Defaulted Amount (net of Recoveries) as a percentage of the average Receivables outstanding, on an annualized basis, exceeds seven percent (7%), for a period of three consecutive Collection Periods; or

         (k) an Early Amortization Period for any other Series shall commence;

         (l) the average of the monthly payment rate (i.e., for any Collection Period, a fraction, the numerator of which is the Investor Principal Collections received during such Collection Period, and the denominator of which is the Required Series Pool Balance in effect for such Collection Period) for any three consecutive Collection Periods shall be less than 10%;

         (m) the failure by Gottschalks Inc. at any time to have available one or more working capital credit facilities with an aggregate commitment of at least $20,000,000 provided by one or more commercial banks or other lending institutions; or

         (n) Gottschalks Inc. shall have defaulted in the payment of indebtedness for borrowed money in excess of $500,000 beyond the period of grace provided for in the agreement or instrument under which such indebtedness was created or incurred, such indebtedness shall have been declared due and payable, such declaration shall not have been rescinded, revoked or stayed and such declaration shall have remained in effect for at least 30 days; or Gottschalks Inc. shall have defaulted on one or more store leases, and the net liquidated damages or other net actual losses thereon shall have exceeded $2,000,000 in the aggregate for any 12 month period.

then, in the case of any event described in subsections (a) or (b) of this
Section 7.01, after the applicable grace period, if any, set forth in such subsections, either the Trustee or the Holders of Certificates representing more than 50% of the Invested Amount by notice then given in writing to the Depositor and the Servicer (and to the Trustee if given by Certificateholders) may declare than an early amortization event (an "Early Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subsections (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m) or (n) of this Section 7.01, subject to applicable law, an Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders (except as otherwise provided in any such subsection), immediately upon the occurrence of such event. Notwithstanding the foregoing, the Early Amortization Events described in Section 7.01(e),
(f), (j) and (l) shall not become operative until the July 1994 Collection
Period.

         SECTION 7.02. Waiver. Notwithstanding the declaration or occurrence of an Early Amortization Period, the Holders of Certificates representing 50% or more of the Invested Amount may, by written notice to the Trustee, waive such Early Amortization Event. Such waiver shall be binding upon all Fixed Base Certificateholders, the Variable Base Certificateholder and the other parties to this Series Supplement. In the case of such a waiver, all parties hereto and all such Certificateholders shall be restored to their former positions and rights hereunder and any such Early Amortization Period shall be deemed not to be continuing; provided, however, this Section
7.02 shall not apply in the case of an Early Amortization Event of the type described in Section 7.01(d).


                            ARTICLE VIII

                         Optional Repurchase

         SECTION 8.01.  Optional Repurchase.  (a)  On any Distribution
Date occurring after the date on which the Invested Amount is reduced to 10% or less of the Initial FBC Invested Amount, the Depositor shall have the option to purchase the entire amount of, but not less than the entire amount of, the Certificates, at a purchase price equal to the Reassignment Amount for such Distribution Date.

         (b) The Depositor shall give the Servicer and the Trustee at least ten (10) days' prior written notice of the Distribution Date on which the Depositor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Depositor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 9.01(b) hereof.

                             ARTICLE IX

                         Final Distributions

         SECTION 9.01. Final Distributions. (a) The amount to be paid by the Depositor to the Collection Account with respect to the Certificates in connection with a purchase of the Certificates pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Collection Period in which the reassignment obligation arises under the Agreement.

         (b) Reassignment Amounts deposited into the Collection Account pursuant to Section 8.01 of this Series Supplement or Section 2.03 of the Agreement and allocated to the Series 1994-1 Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) as follows:

         (i)  in the case of Reassignment Amounts which constitute
    Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance Charge Collections and the FBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

        (ii)  in the case of Reassignment Amounts which constitute
    Investor Principal Collections: (A) an amount equal to the product of such Investor Principal Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC Invested Amount; (C) an amount equal to the product of (x) such Investor Principal Collections, (y) the Subordinated Allocation Percentage for such Distribution Date and (z) the FBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (FBC Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the Subordinated Allocation Percentage for such Distribution Date and (z) the VBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC Component); and
    (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

         (c) Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement and allocated to the Series 1994-1 and the Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) as follows:

         (i)  in the case of Termination Proceeds which constitute
    Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance Charge Collections and the FBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

        (ii)  in the case of Termination Proceeds which constitute
    Investor Principal Collections: (A) an amount equal to the product of such Investor Principal Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC Invested Amount; (C) an amount equal to the product of (x) such Investor Principal Collections, (y) the Subordinated Allocation Percentage for such Distribution Date and (z) the FBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (FBC Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the Subordinated Allocation Percentage for such Distribution Date and (z) the VBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC Component); and
    (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

         (d) Liquidation Proceeds deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement and allocated to the Series 1994-1 Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) as follows:


         (i)  in the case of Liquidation Proceeds which constitute
    Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance Charge Collections and the FBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested Amount and (2) the FBC Carryover Interest due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the VBC Invested Amount and (2) the VBC Carryover Interest due on such Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal Collections and applied as provided in paragraph (ii) immediately below; and

        (ii)  in the case of Liquidation Proceeds which constitute
    Investor Principal Collections: (A) an amount equal to the product of such Investor Principal Collections and the FBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the FBC Invested Amount; (B) an amount equal to the product of such Investor Principal Collections and the VBC Allocation Percentage for such Distribution Date shall be applied to pay an amount up to the VBC Invested Amount; (C) an amount equal to the product of (x) such Investor Principal Collections, (y) the Subordinated Allocation Percentage for such Distribution Date and (z) the FBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (FBC Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the Subordinated Allocation Percentage for such Distribution Date and (z) the VBC Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC Component); and
    (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

         (e) Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, any distribution made pursuant to this
Section 9.01 shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement with respect to the Certificates.

         (f)  Notwithstanding Section 12.02 of the Agreement, no
Certificateholder shall be required to surrender its Investor Certificate(s) in order to receive its final distribution under the Agreement and this Series Supplement.

                              ARTICLE X

                      Miscellaneous Provisions

         SECTION 10.01. Ratification of Agreement; Amendment and
Restatement of Existing Series Supplement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement, shall be read, taken and construed as one and the same instrument. From and after the date first above referenced, this Series Supplement shall amend and restate the Existing Series Supplement in its entirety.

         SECTION 10.02. Counterparts. This Series Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

         SECTION 10.03. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                        GOTTSCHALKS CREDIT RECEIVABLES
                             CORPORATION, as Depositor


                        By: /s/ Alan A. Weinstein
                           Alan A. Weinstein
                           President


                        GOTTSCHALKS INC., as Servicer


                        By: /s/ Stephen J. Furst
                           Stephen J. Furst
                           President


                        BANKERS TRUST COMPANY, not in its
                             individual capacity but
                             solely as Trustee


                        By: /s/ Melissa J. Kaye
                           Melissa J. Kaye
                           Vice President

                                                           SCHEDULE I

                       List of Series Accounts


    Bankers Trust Company
    ABA # 021001033
    ACCT: 01419647
    REF: Gottschalks 1994-1
    Attn: Kevin Bertscha

    Gottschalks Credit Card Master Trust Series 1994-1 Capitalized Interest Account: 11871

    Gottschalks Credit Card Master Trust Series 1994-1 Retained Amount
    Account: 11869

    Gottschalks Credit Card Master Trust Series 1994-1 Prepayment
    Account: 11870

    Gottschalks Credit Card Master Trust Series 1994-1 Spread Account:
    11872

    Gottschalks Credit Card Master Trust Series 1994-1 Successor
    Servicer Account: 11868

        EXHIBIT A-1


                   FORM OF FIXED BASE CERTIFICATE

           THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
       OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

    THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE SERIES 1994-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST). ANY TRANSFEREE OF THIS CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE CERTAIN REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.



No. __________                                     $_________________


                GOTTSCHALKS CREDIT CARD MASTER TRUST
          ___% FIXED BASE CLASS A-1 CREDIT CARD CERTIFICATE
                            SERIES 1994-1

         This certifies that ______________ (the "Fixed Base Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-1 Supplement dated as of March 30, 1994 (the "Series Supplement"), among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement or the Series Supplement, as applicable.

         The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

         This Certificate is one of a series of Investor Certificates entitled "Gottschalks Credit Card Master Trust, __% Fixed Base Class A-1 Credit Card Certificates, Series 1994-1" (the "Fixed Base Certificates"), each of which are issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement. By acceptance hereof, the Fixed Base Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time. Although a summary of certain provisions of the Pooling and Servicing Agreement and the Series Supplement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and the Series Supplement and reference is made to the Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team.

         The Depositor has structured the Pooling and Servicing Agreement, the Series Supplement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the Servicer and each Holder of Investor Certificates agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of Section
3.07 of the Pooling and Servicing Agreement.

         Interest shall accrue on the FBC Invested Amount represented by this Certificate from its date of issuance to and including the last day of the first Interest Period and, with respect to each Interest Period thereafter, at the rate of ____% per annum. Interest shall be payable on each Distribution Date only to the extent that Investor Finance Charge Collections for the related Collection Period are sufficient to pay such interest after paying all FBC Monthly Servicing Fees then outstanding. Interest that is due but not paid on any Distribution Date shall be payable on the next Distribution Date and interest shall accrue on such unpaid amount until paid at the rate of ____% per annum.

         Principal shall be payable in respect of this Certificate commencing on the Distribution Date following the earlier of (i) commencement of the Controlled Amortization Period and (ii) commencement of the Early Amortization Period. During the Controlled Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of the FBC Controlled Amortization Amount. During the Early Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of such Investor Principal Collections.

         In general, payments of principal with respect to the Fixed Base Certificates are limited to the unpaid FBC Invested Amount, which may be less than the unpaid principal balance of the Fixed Base Certificates pursuant to the terms of the Pooling and Servicing Agreement and the Series Supplement. The Expected Final Payment Date with respect to Fixed Base Certificates is the September 1999 Distribution Date, but principal with respect to the Fixed Base Certificates may be paid earlier or later under certain limited circumstances described in the Pooling and Servicing Agreement and the Series Supplement.
If for one or more months during the Controlled Amortization Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Amortization Period to make up for such shortfalls, the final payment of principal of the Fixed Base Certificates will
occur later than the September 1999   Distribution Date.  If the principal of
the Fixed Base Certificates and the Variable Base Certificate have not been paid in full prior to the September 1999 Distribution Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by the Certificates, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1994-1 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Fixed Base Certificateholders, the Variable Base Certificateholder and the Holder of the Exchangeable Certificate in accordance with the Pooling and Servicing Agreement and the Series Supplement.

         The Fixed Base Certificates are issuable only in minimum denominations of $1,000,000 and integral multiples of $100,000 in excess thereof. The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Fixed Base Certificateholder or such Fixed Base Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Fixed Base Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

         The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

         This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                        GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as
                        Depositor



                        Name:
                        Title:


                    CERTIFICATE OF AUTHENTICATION

         This is one of the Gottschalks Credit Card Master Trust __% Fixed Base Class A-1 Credit Card Certificates, Series 1994-1 referred to in the Series Supplement.


                        BANKERS TRUST COMPANY,
not in its individual
                        capacity, but solely in its capacity as Trustee



                        Name:
                        Title:


Dated:

                                                          EXHIBIT A-2

                  FORM OF VARIABLE BASE CERTIFICATE

           THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
       OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

    THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE SERIES 1994-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST). ANY TRANSFEREE OF THIS CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE CERTAIN REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.



No. __________                                     $_________________


                GOTTSCHALKS CREDIT CARD MASTER TRUST
           VARIABLE BASE CLASS A-2 CREDIT CARD CERTIFICATE
                            SERIES 1994-1

         This certifies that BANK HAPOALIM B.M., LOS ANGELES BRANCH (the "Variable Base Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (together with all amendments, supplements or other modifications thereto, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-1 Supplement dated as of March 30, 1994 (together with all amendments, supplements or other modifications thereto, the "Series Supplement"), among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement or the Series Supplement, as applicable.

         The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

         This Certificate is the Investor Certificate entitled "Gottschalks Credit Card Master Trust, Variable Base Class A-2 Credit Card Certificate, Series 1994-1" (the "Variable Base Certificate"), which is issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement. By acceptance hereof, the Variable Base Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time. Although a summary of certain provisions of the Pooling and Servicing Agreement and the Series Supplement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and the Series Supplement and reference is made to the Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006,
Attention: Corporate Trust & Agency Group, Structured Finance Team.

         The Depositor has structured the Pooling and Servicing Agreement, the Series Supplement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the Servicer and each Holder of Investor Certificates agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of Section
3.07 of the Pooling and Servicing Agreement.

         By acceptance of this Certificate, the Variable Base Certificateholder agrees on any Distribution Date during the VBC Revolving Period, upon the written request of the Depositor, to purchase Additional Invested Amounts from the Trust in amounts not less than $500,000 and integral multiples of $100,000 in excess thereof; provided, that the aggregate amount of such Additional Invested Amounts, together with all other Additional Invested Amounts previously purchased by the Variable Base Certificateholder and currently outstanding shall at no time exceed the Maximum Available VBC Invested Amount.

         So long as any Additional Invested Amount is outstanding, interest shall accrue on such Additional Invested Amount from the date such Additional Invested Amount is purchased at a rate of one percent (1%) per annum above LIBOR. Interest shall be payable on each Distribution Date only to the extent that Investor Finance Charge Collections for the related Collection Period are sufficient to pay such interest after paying all Monthly Servicing Fees then outstanding. Interest that is due but not paid on any Distribution Date shall be payable on the next Distribution Date and interest shall accrue on such unpaid amount until paid at the rate then in effect for the VBC Invested Amount. An unutilized commitment fee of three-eighths of one percent (3/8ths of 1%) per annum shall accrue and be payable for each day during the VBC Revolving Period to the Variable Base Certificateholder on the difference between $15,000,000 and the VBC Invested Amount on such day. This fee shall be payable from Investor Finance Charge Collections on each Distribution Date but only to the extent that Investor Finance Charge Collections for the related Collection Period are sufficient to pay such fee after paying all Monthly Servicing Fees then outstanding.

         The VBC Revolving Period shall commence on the date of this Certificate and shall end on the earlier of (i) the last day of the Collection Period ending on October 31, 1996, or, if the Variable Base Certificateholder has consented to a later date, the last day of the Collection Period ending on August 31, 1998 and (ii) the close of business on the Business day immediately preceding the commencement of the Early Amortization Period. Unless an Early Amortization Period shall have commenced, the VBC Controlled Amortization Period shall commence on the day immediately following the last day of the VBC Revolving Period and end upon the earliest to occur of (x) the commencement of an Early Amortization Period, (y) the payment in full to the Variable Base Certificateholder of the VBC Invested Amount and (z) the March 2000 Distribution Date.

         The VBC Invested Amount is subject to prepayment, in full or in part, on any Distribution Date during the VBC Revolving Period pursuant to the terms of the Pooling and Servicing Agreement and the Series Supplement; provided, that any such prepayments must be in amounts of not less than $500,000 or integral multiples of $100,000 in excess thereof.

         Principal shall be payable in respect of this Certificate commencing on the Distribution Date following the earlier of (i) commencement of the VBC Controlled Amortization and (ii) commencement of the Early Amortization Period. During the VBC Controlled Amortization, principal shall be payable on each Distribution Date from VBC Principal Collections for the related Collection Period in the amount of the VBC Controlled Amortization Period Amount. During the Early Amortization Period, principal shall be payable on each Distribution Date from VBC Principal Collections for the related Collection Period in the amount of such VBC Principal Collections.

         In general, payment of principal with respect to this Variable
Base Certificate is limited to the unpaid VBC Invested Amount, which may be less than the unpaid principal balance of the Variable Base Certificate pursuant to the terms of the Pooling and Servicing Agreement and the Series Supplement. The "Expected Final Payment Date" with respect to Variable Base Certificate is (i) the April 1997 Distribution Date if the VBC Revolving Period ends on October 31, 1996 or (ii) the September 1999 Distribution Date if the VBC Revolving Period ends on August 31, 1998, but in either case principal with respect to the Variable Base Certificate may be paid earlier or later under certain limited circumstances described in the Pooling and Servicing Agreement and the Series Supplement. If for one or more months during the VBC Controlled Amortization there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the VBC Controlled Amortization to make up for such shortfalls, the final payment of principal of the Variable Base Certificate will occur later than the Expected Final Payment Date. If the principal of the Fixed Base Certificates and the Variable Base Certificate have not been paid in full prior to the September 1999 Distribution Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by the Certificates, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1994-1 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Fixed Base Certificateholders, the Variable Base Certificateholder and the Holder of the Exchangeable Certificate in accordance with the Pooling and Servicing Agreement and the Series Supplement.

         The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Variable Base Certificateholder or such Variable Base Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Variable Base Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

         The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided that no such amendment may reduce amounts or delay timing of payments to Certificateholders, change the manner in which interest is calculated without the consent of each affected Certificateholder, reduce the aforesaid percentage without the consent of each affected Certificateholder or adversely affect the rating of any class or series of Certificates without the consent of the holders of at least 50% of the unpaid principal amount of the Certificates of such class or series. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

         This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                        GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as
                        Depositor



                        Name:
                        Title:


                    CERTIFICATE OF AUTHENTICATION

         This is the Gottschalks Credit Card Master Trust Variable Base Class A-2 Credit Card Certificate, Series 1994-1 referred to in the Series Supplement.


                        BANKERS TRUST COMPANY,
not in its individual
                        capacity, but solely in its capacity as Trustee



                        Name:
                        Title:


Dated:
                                                          EXHIBIT A-3


                  FORM OF SUBORDINATED CERTIFICATE

           THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
       OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

    THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE TRANSFER, ASSIGNMENT, EXCHANGE, PLEDGE OR OTHER CONVEYANCE OF THIS CERTIFICATE IS NOT PERMITTED EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND 1994-1 SERIES SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST). ANY TRANSFEREE OF THIS CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE CERTAIN REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.


                GOTTSCHALKS CREDIT CARD MASTER TRUST
                      SUBORDINATED CERTIFICATE
                            SERIES 1994-1

         This certifies that GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
(the "Subordinated Certificateholder") is the registered owner of a fractional undivided interest not allocated to the Investors' Interest or the Exchangeable Interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Pooling and Servicing Agreement"), as amended, supplemented or otherwise modified from time to time, and the 1994-1 Series Supplement to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Series Supplment"), among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement or the Series Supplement, as applicable.

         The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

         This Certificate is issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement. By acceptance hereof, the Subordinated Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, as each may be amended, supplemented or otherwise modified from time to time. This Certificate does not purport to summarize the Pooling and Servicing Agreement or the Series Supplement and reference is made to the Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team.

         The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

         This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                        GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as
                        Depositor



                        Name:
                        Title:


                    CERTIFICATE OF AUTHENTICATION

         This is the Gottschalks Credit Card Master Trust Subordinated Certificate, Series 1994-1 referred to in the Series Supplement.


                        BANKERS TRUST COMPANY,
not in its individual
                        capacity, but solely in its capacity as Trustee



                        Name:
                        Title:


Dated:

                                                            EXHIBIT B

                FORM OF DISTRIBUTION DATE STATEMENT

               _____________________________________

               GOTTSCHALKS CREDIT CARD MASTER TRUST
                          (SERIES 1994-1)
               ____________________________________

         Under the Pooling and Servicing Agreement, dated as of March 30,
1994 (as amended, modified or supplemented, the "Pooling and Servicing Agreement"), among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks, Inc., as servicer (the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), as amended and supplemented by the Series 1994-1 Supplement, dated as of March 30, 1994, among the Depositor, the Servicer and the Trustee, the Servicer is required to prepare certain information for each Distribution Date regarding current distributions to the Holders of the Fixed Base Certificates and the Holder of the Variable Base Certificate (the "Investor Certificateholders") and the performance of the Gottschalks Credit Card Master Trust (the "Trust") during the Related Collection Period. The information which is required to be prepared with respect to the ___________, 199_ Distribution Date and with respect to the performance of the Trust during the Related Collection Period for such Distribution Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

(A) Information Regarding the Current Monthly Distribution for the Fixed Base Certificates and the Variable Base Certificate (stated on the basis of $1,000 original principal amount).

    (1)       The total amount of the distribution to Investor
              Certificateholders on the current Distribution Date,
              per $1,000 original principal amount:. . . .$__________

    (2)       The amount of the distribution set forth in paragraph
              1 above in respect of interest on the Fixed Base
              Certificates, per $1,000 original principal amount:$__________

    (3)       The amount of the distribution set forth in paragraph
              1 above in respect of principal on the Fixed Base
              Certificates, per $1,000 original principal amount:$__________

    (4)       The amount of the distribution set forth in paragraph
              1 above in respect of the Make Whole Premium, if any, in respect of the Fixed Base Certificates, per $1,000 original principal amount: . . . . . . . . .$__________

    (5)       The amount of the distribution set forth in paragraph
              1 above in respect of interest on the Variable Base
              Certificate, per $1,000 original principal amount:$__________

    (6)       The amount of the distribution set forth in paragraph
              1 above in respect of principal on the Variable Base Certificate, per $1,000 original principal amount:$__________

    (7)       The amount of the distribution set forth in paragraph
              1 above in respect of VBC Unutilized Commitment Fee on the Variable Base Certificate, per $1,000 original principal amount:. . . . . . . . . . . . . .$__________

(B) Information Regarding the Unpaid Monthly Interest, Fees and Make Whole Premium for the Fixed Base Certificates and the Variable Base Certificate.

    (1)       Amount of interest due on the current Distribution
              Date with respect to the Fixed Base Certificates$__________

    (2)       Amount of interest to be distributed on the current
              Distribution Date to the Holders of the Fixed Base
              Certificates . . . . . . . . . . . . . . . .$__________

    (3)       Amount, if any, of unpaid monthly interest for the
              current Interest Period with respect to the Fixed Base
              Certificates . . . . . . . . . . . . . . . .$__________

    (4)       Amount of interest due on the current Distribution
              Date with respect to the Variable Base Certificate$__________

    (5)       Amount of interest to be distributed on the current
              Distribution Date to the Holder of the Variable Base
              Certificate. . . . . . . . . . . . . . . . .$__________

    (6)       Amount, if any, of unpaid monthly interest for the
              current Interest Period with respect to the Variable
              Base Certificate . . . . . . . . . . . . . .$__________

    (7)       Amount of Make Whole Premium due on the current
              Distribution Date with respect to the Fixed Base
              Certificates . . . . . . . . . . . . . . . .$__________

    (8) Amount of Make Whole Premium to be distributed on the current Distribution Date to the Holders of the Fixed Base
              Certificates . . . . . . . . . . . . . . . .$__________

    (9) Amount, if any, of unpaid Make Whole Premium for the current Interest Period with respect to the Fixed Base
              Certificates . . . . . . . . . . . . . . . .$__________

    (10)      Amount of VBC Unutilized Commitment Fee due on the
              current Distribution Date with respect to the Variable
              Base Certificate . . . . . . . . . . . . . .$__________

    (11) Amount of VBC Unutilized Commitment Fee to be distributed on the current Distribution Date to the Holder of the Variable Base Certificate. . .$__________

    (12)      Amount, if any, of unpaid VBC Unutilized Commitment
              Fee for the current Interest Period with respect to
              the Variable Base Certificate. . . . . . . .$__________

(C) Information Regarding the
    Performance of the Trust.

    (1)       Collection of Receivables.

              The aggregate amount of payments on Receivables
              processed for the Related Collection Period which were allocated in respect of the Investor Certificates of all Series:. . . . . . . . . . . . . . . . .$__________

              The aggregate amount of payments on Receivables
              processed for the Related Collection Period which were allocated in respect of the Series 1994-1 Investor
              Certificates:. . . . . . . . . . . . . . . .$__________

    (2)       Collection of Principal Receivables.

              The aggregate amount of payments on Principal
              Receivables processed during the Related Collection
              Period which were allocated in respect of the Fixed
              Base Certificates: . . . . . . . . . . . . .$__________

              The aggregate amount of payments on Principal
              Receivables processed during the Related Collection
              Period which were allocated in respect of the Variable
              Base Certificate:. . . . . . . . . . . . . .$__________

    (3)       Collection of Finance Charge Receivables.

              The aggregate amount of payments of Finance Charge Receivables processed during the Related Collection Period which were allocated in respect of the interest on the Fixed Base Certificates:. . . . . . .$__________

              The aggregate amount of payments of Finance Charge Receivables processed during the Related Collection Period which were allocated in respect of interest on the Variable Base Certificate: . . . . . . .$__________

              The aggregate amount of Finance Charge Receivables processed during the Related Collection Period that constitute Recoveries on Defaulted Receivables:$__________

    (4)       Principal Receivables in the Trust.

              The aggregate amount of Principal Receivables in the Trust as of the end of the Related Collection Period:$__________

              The amount of Principal Receivables in the Trust
              represented by the Invested Amount of the Certificates
              of all Series: . . . . . . . . . . . . . . .$__________

              The amount of Principal Receivables in the Trust
              represented by the Required Series Pool Balance of the
              Series 1994-1 Investor Certificates: . . . .$__________

              The amount of Principal Receivables in the Trust
              represented by the Fixed Base Certificates (the "FBC
              Invested Amount"). . . . . . . . . . . . . .$__________

              The amount of Principal Receivables in the Trust
              represented by the Variable Base Certificate (the "VBC
              Invested Amount"). . . . . . . . . . . . . .$__________

              The amount of Principal Receivables in the Trust
              represented by the Subordinated Certificate (the
              "Subordinated Invested Amount"). . . . . . .$__________

              The Subordinated Invested Amount as a percentage of
              the Required Series Pool Balance of the Series 1994-1
              Certificates . . . . . . . . . . . . . . . . . . .____%

              The FBC Allocation Percentage with respect to the
              Principal Receivables in the Trust for the current
              Distribution Date. . . . . . . . . . . . . . . .      %

              The VBC Allocation Percentage with respect to the
              Principal Receivables in the Trust for the current
              Distribution Date. . . . . . . . . . . . . . . .      %

              The Subordinated Allocation Percentage with respect to the Principal Receivables in the Trust for the current
              Distribution Date. . . . . . . . . . . . . . . .      %

    (5)       Delinquent Receivables.

              The amount of Receivables in the Accounts which were 30 or more days delinquent as of the end of the Related Collection Period:

                   30-59 days: . . . . . . . . . . . . . .$__________

                   60-89 days: . . . . . . . . . . . . . .$__________

                   90-119 days:. . . . . . . . . . . . . .$__________

                   120-149 days: . . . . . . . . . . . . .$__________

                   150-179 days: . . . . . . . . . . . . .$__________

                   180-209 days: . . . . . . . . . . . . .$__________

                   210 or more days: . . . . . . . . . . .$__________

              The percentage of Receivables in the Accounts which were 30 or more days delinquent as of the end of the Related Collection Period:

                   30-59 days: . . . . . . . . . . . . . . . . .____%

                   60-89 days: . . . . . . . . . . . . . . . . .____%

                   90-119 days:. . . . . . . . . . . . . . . . .____%

                   120-149 days: . . . . . . . . . . . . . . . .____%

                   150-179 days: . . . . . . . . . . . . . . . .____%

                   180-209 days: . . . . . . . . . . . . . . . .____%

                   210 or more days: . . . . . . . . . . . . . .____%

    (6)       Investor Default Amount.

              The Defaulted Amount for the Related Collection Period$__________

              The portion of the Defaulted Amount allocable to the Series 1994-1 Investor Certificates (the "Investor
              Default Amount") . . . . . . . . . . . . . .$__________

              The portion of the Defaulted Amount allocable to the Fixed Base Certificates (the "FBC Investor Default
              Amount") . . . . . . . . . . . . . . . . . .$__________

              The portion of the Defaulted Amount allocable to the Variable Base Certificate (the "Variable Investor
              Default Amount") . . . . . . . . . . . . . .$__________

              The Senior Investor Default Holdback Amount for the
              Related Collection Period: . . . . . . . . .$__________

              The amount, if any, by which the sum of the FBC
              Investor Default Amount and the VBC Investor Default Amount exceeded the Senior Investor Default Holdback
              Amount . . . . . . . . . . . . . . . . . . .$__________

              The amount, if any, of Subordinated Principal
              Collections reallocated to the FBC Investor Default
              Amount and the VBC Investor Default Amount on the last
              day of the Related Collection Period . . . .$__________

              The amount, if any, by which the Senior Investor
              Default Holdback Amount exceeded the sum of the FBC
              Investor Default Amount and the VBC Investor Default
              Amount . . . . . . . . . . . . . . . . . . .$__________

              The portion of the Defaulted Amount allocable to the
              Subordinated Certificate . . . . . . . . . .$__________

              The Subordinated Investor Default Holdback Amount for
              the Related Collection Period: . . . . . . .$__________

              The amount, if any, by which the Subordinated Investor Default Amount exceeded the Subordinated Investor
              Default Holdback Amount. . . . . . . . . . .$__________

              The amount, if any, by which the Subordinated Investor Default Holdback Amount exceeded the sum of the
              Subordinated Investor Default Amount . . . .$__________

    (7)       Investor Charge-Offs; Reimbursement of Charge-Offs.

              The amount of FBC Investor
              Charge-Offs. . . . . . . . . . . . . . . . .$__________

              The amount of FBC Investor Charge-Offs per $1,000
              original principal amount. . . . . . . . . .$__________

              The amount of VBC Investor
              Charge-Offs. . . . . . . . . . . . . . . . .$__________

              The amount of VBC Investor Charge-Offs per $1,000
              original principal amount. . . . . . . . . .$__________

              The amount of Subordinated Investor Charge-Offs$__________

              The amount of Subordinated Investor Charge-Offs per
              $1,000 original principal amount . . . . . .$__________

              The amount of FBC Investor Charge-Offs reimbursed$__________

              The amount of FBC Investor Charge-Offs reimbursed per
              $1,000 original principal amount . . . . . .$__________

              The amount of VBC Investor Charge-Offs reimbursed$__________

              The amount of VBC Investor Charge-Offs reimbursed per
              $1,000 original principal amount . . . . . .$__________

              The amount of Subordinated Investor Charge-Offs
              reimbursed . . . . . . . . . . . . . . . . .$__________

              The amount of Subordinated Investor Charge-Offs reimbursed per $1,000 original principal amount$__________

    (8)       Servicing Fee.

              The amount of the Monthly Senior Servicing Fee due to the Servicer for the Related Collection Period$__________

              The amount of the Monthly Senior Servicing Fee payable to the Servicer for the Related Collection Period$__________

              The amount of the unpaid Monthly Senior Servicing Fee
              for the Related Collection Period. . . . . .$__________

              The amount of the Monthly Subordinated Servicing Fee due to the Servicer for the Related Collection Period$__________

              The amount of the Monthly Subordinated Servicing Fee payable to the Servicer for the Related Collection
              Period . . . . . . . . . . . . . . . . . . .$__________

              The amount of the unpaid Monthly Subordinated
              Servicing Fee for the Related Collection Period$__________

    (9)       Reallocated Principal Collections.

              The amount of Finance Charge Collections reallocated
              to Principal Collections with respect to the current
              Distribution Date. . . . . . . . . . . . . .$__________

    (10)      Retained Amount Account.

              Balance of the Retained Amount Account on the Determination Date for the Preceding Collection Period$__________

              The FBC Component of all amounts deposited into the
              Retained Amount Account since the Determination Date
              for the preceding Distribution Date. . . . .$__________

              The VBC Component of all amounts deposited into the
              Retained Amount Account since the Determination Date
              for the preceding Distribution Date. . . . .$__________

              The Subordinated Component of all amounts deposited into the Retained Amount Account since the Determination Date for the preceding Distribution Date$__________

              The FBC Component of all amounts withdrawn from the
              Retained Amount Account since the Determination Date
              for the preceding Distribution Date. . . . .$__________

              The VBC Component of all amounts withdrawn from the
              Retained Amount Account since the Determination Date
              for the preceding Distribution Date. . . . .$__________

              The Subordinated Component of all amounts withdrawn from the Retained Amount Account since the Determination Date for the preceding Distribution Date$__________

              The amount on deposit in the Retained Amount Account
              as of the Determination Date for the current
              Distribution
              Date . . . . . . . . . . . . . . . . . . . .$__________

              The FBC Component of all amounts on deposit in the
              Retained Amount Account as of the Determination Date
              for the current Distribution Date  . . . . .$__________

              The VBC Component of all amounts on deposit in the
              Retained Amount Account as of the Determination Date
              for the current Distribution Date  . . . . .$__________

              The Subordinated Component of all amounts on deposit
              in the Retained Amount Account as of the Determination Date for the current Distribution
              Date . . . . . . . . . . . . . . . . . . . .$__________

    (11)      Prepayment Account.

              The Balance of the Prepayment Account on the Determination Date for the Preceding Collection Period$__________

              Amounts deposited into the Prepayment Account since
              the Determination Date for the Preceding Distribution
              Date . . . . . . . . . . . . . . . . . . . .$__________

              Balance of the Prepayment Account on the date hereof$__________

              The amount to be withdrawn from the Prepayment Account and paid to the Holder of the Variable Base
              Certificate on this Distribution Date. . . .$__________

    (12)      Spread Account.

              The balance of the Spread Account on the Determination Date for the Preceding Collection Period . .$__________

              Spread Requirement for the Related Collection Period
              [see item 13
              below] . . . . . . . . . . . . . . . . . . .$__________

              Amounts, if any, deposited into the Spread Account
              since the Determination Date for the Preceding
              Distribution Date. . . . . . . . . . . . . .$__________

              The amount, if any, to be withdrawn from the Spread
              Account on this Distribution Date  . . . . .$__________

              The balance of the Spread Account as of the Determination Date for the current Distribution Date$__________

    (13)      Portfolio Yield/Spread Requirement.

              The Portfolio Yield for the Preceding Collection
              Period . . . . . . . . . . . . . . . . . . . . . .____%

              The Base Rate plus 0.5% for the Preceding Collection
              Period . . . . . . . . . . . . . . . . . . . . . .____%

              The Portfolio Yield for the Preceding Collection
              Period minus the sum of the Base Rate for the
              Preceding Collection Period plus 0.5% [is] [is not]
              greater than zero. . . . . . . . . . . . . . .[Yes][No]

              The Portfolio Yield for the second preceding
              Collection Period. . . . . . . . . . . . . . . . .____%

              The Base Rate plus 0.5% for the second preceding
              Collection Period. . . . . . . . . . . . . . . . .____%

              The Portfolio Yield for the second preceding
              Collection Period minus the sum of the Base Rate for the second preceding Collection Period plus 0.5% [is]
              [is not] greater than zero . . . . . . . . . .[Yes][No]

              The Spread Requirement is zero unless the Portfolio Yield in each of the two preceding Collection Periods was less than the sum of the Base Rate in each such Collection Period plus 0.5%, in which case the Spread Requirement shall be the sum of the following amounts:

                   The Monthly Senior Servicing Fee for the
                   Preceding Collection Period . . . . . .$__________

                   The FBC Monthly Interest for the Preceding
                   Collection Period . . . . . . . . . . .$__________

                   The FBC Carryover Interest for the
                   Preceding Collection Period . . . . . .$__________

                   The VBC Monthly Interest for the Preceding
                   Collection Period . . . . . . . . . . .$__________

                   The VBC Carryover Interest for the
                   Preceding Collection Period . . . . . .$__________

                   The VBC Unutilized Commitment Fee for the
                   Preceding Collection Period . . . . . .$__________

                   The VBC Carryover Unutilized Commitment
                   Fee for the Preceding Collection Period$__________

              Spread Requirement . . . . . . . . . . . . .$__________

    (14)      Successor Servicer Account.

              Face Amount, if any, of any letter of credit issued to cover Successor Servicer replacement costs .$__________

              Balance of the Successor Servicer Account on the Determination Date for the Preceding Collection Period$__________

              Amounts, if any, deposited into the Successor Servicer Account since the Determination Date for the Preceding
              Distribution Date. . . . . . . . . . . . . .$__________

              The amount on deposit in the Successor Servicer
              Account as of the Determination Date for the current
              Distribution Date. . . . . . . . . . . . . .$__________

              The amount, if any, to be withdrawn from the Successor
              Account on this Distribution Date  . . . . .$__________

    (15)      Discount Rate.

              The Discount Rate in effect on the prior Determination
              Date . . . . . . . . . . . . . . . . . . . . . . .____%

              The Additional Discount Rate determined on the prior
              Reset Date . . . . . . . . . . . . . . . . . . . .____%

              Other changes, if any, to the Discount Rate since the
              prior Determination Date . . . . . . . . . . . . .____%

              Discount Rate as of the current Determination Date____%

    (16)      Early Amortization Event Triggers.

              Section 7.01(e) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following the June, 1994 Collection Period]

              The aggregate balance of all Eligible Receivables that were 90 days or more past due at the end of the
              Related Collection Period as a percentage of the Pool
              Balance. . . . . . . . . . . . . . . . . . . . . .____%

              The aggregate balance of all Eligible Receivables that were 90 days or more past due at the end of the
              Preceding Collection Period as a percentage of the
              Pool Balance . . . . . . . . . . . . . . . . . . .____%

              The aggregate balance of all Eligible Receivables that were 90 days or more past due at the end of the second preceding Collection Period as a percentage of the
              Pool Balance . . . . . . . . . . . . . . . . . . .____%

              The aggregate balance of all Eligible Receivables that were 90 days or more past due at the end of the Related Collection Period and each of the two preceding Collection Periods as a percentage of the Pool Balance [did not exceed] [exceeded] 1.5%

              Section 7.01(f) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following the June, 1994 Collection Period]

              The Portfolio Yield for the Related Collection Period____%

              The Portfolio Yield for the Preceding Collection
              Period . . . . . . . . . . . . . . . . . . . . . .____%

              The Portfolio Yield for the second preceding
              Collection Period. . . . . . . . . . . . . . . . .____%

              The average Portfolio Yield for the three most recent
              Collection Periods . . . . . . . . . . . . . . . .____%

              Base Rate for the Related Collection Period. . . .____%

              The average Portfolio Yield for the Related Collection Period and the two preceding Collection Periods minus the Base Rate for the Related Collection Period [was] [was not] greater than zero

              Section 7.01(g) of Series 1994-1 Supplement.

              The number of consecutive days during which the
              balance of the Retained Amount Account was greater
              than $2,500,000. . . . . . . . . . . . . . . . . . ____

              The number of consecutive days during which the balance of the Retained Amount Account was greater than $2,500,000 [exceeded] [did not exceed] 60 days

              Section 7.01(i) of Series 1994-1 Supplement.

              The Subordinated Invested Amount on the current
              Distribution Date will be. . . . . . . . . .$__________

              The Subordinated Invested Amount on the current
              Distribution Date [is greater] [is less] than zero

              Section 7.01(j) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following the June, 1994 Collection Period]

              The Defaulted Amount (net of Recoveries) as a
              percentage of the average Receivables outstanding for
              the Related Collection Period. . . . . . . . . . .____%

              The Defaulted Amount (net of Recoveries) as a
              percentage of the average Receivables outstanding for
              the Preceding Collection Period. . . . . . . . . .____%

              The Defaulted Amount (net of Recoveries) as a
              percentage of the average Receivables outstanding for
              the second preceding Collection Period . . . . . .____%

              The Defaulted Amount (net of Recoveries) as a percentage of the average Receivables outstanding for the Related Collection Period and each of the two preceding Collection Periods [was] [was not] greater than 7%

              Section 7.01(l) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following the June, 1994 Collection Period]

              The monthly payment rate for the Related Collection
              Period . . . . . . . . . . . . . . . . . . . . . .____%

              The monthly payment rate for the Preceding Collection
              Period . . . . . . . . . . . . . . . . . . . . . .____%

              The monthly payment rate for the second preceding
              Collection Period. . . . . . . . . . . . . . . . .____%

              The average monthly payment rate for the three
              preceding Collection Periods . . . . . . . . . . .____%

              The average monthly payment rate for the three
              preceding Collection Periods [was not] [was] less than
              10%

              To the best knowledge of the undersigned, an Early Amortization Event [has] [has not] occurred with respect to the Series 1994-1.

              IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ______________, 199_.

                                  GOTTSCHALKS INC.,
                                    as Servicer



                                  By:________________________
                                     Servicing Officer

                                                            EXHIBIT C


                                                               [date]






Gottschalks Credit Receivables Corporation
7 River Place East
Fresno, California  93729

Bankers Trust Company
  as Trustee
Four Albany Street
New York, New York 10015

Gentlemen:

              Reference is made to that certain Certificate Purchase Agreement dated as of March 30, 1994 (the "Certificate Purchase Agreement") between Gottschalks Credit Receivables Corporation ("GCRC") as seller, Gottschalks Inc. ("Gottschalks") and [name of transferee] ("Transferee") pursuant to which Transferee, upon the terms and conditions therein set forth, purchased a ____% Fixed Base Class ____ Credit Card Certificate, Series _____, in the original face amount of $[amount] (the "Trust Certificate"). Capitalized terms used herein and not defined have the meaning given in that certain Pooling and Servicing Agreement dated as of March 30, 1994 among GCRC as depositor, Gottschalks as servicer and Bankers Trust Company as trustee.


              In connection with such purchase, Transferee represents and warrants that (i) it is acquiring its Trust Certificate solely for its own account (or for accounts as to which to exercises investment discretion) for the purpose of investment only and not with a view to distribution in violation of the Securities Act of 1933 (the "Act"), and will not sell or otherwise transfer such Trust Certificate in the absence of registration under the Act or an exemption therefrom, provided that the disposition of its property shall at all time be and remain within its control and (ii) it is a corporation, partnership or other entity having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in its Trust Certificate and it is (or any account for which it is purchasing referred to in (i) above is) an institutional accredited investor within the meaning of Rule 501 of the Act able to bear the economic risk of investment in its Trust Certificate, including a complete loss, while maintaining adequate means of providing for its current needs and foreseeable contingencies.




                                  Sincerely yours,

                                  [name of transferee]



                                  By:________________________
                                     Name:
                                     Title: